UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05531

Barings Participation Investors
(Exact name of registrant as specified in charter)

300 South Tryon Street, Suite 2500, Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Corporation Service Company (CSC)
251 Little Falls Drive, Wilmington, DE 19808
(Name and address of agent for service)

Registrant's telephone number, including area code: 704-805-7200
Date of fiscal year end: 12/31
Date of reporting period: 12/31/24

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e- 1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

Attached hereto is the annual shareholder report transmitted to shareholders pursuant to Rule 30e-1 of the Investment Company Act of 1940, as amended.

2024

Barings

PARTICIPATION INVESTORS

2024 Annual Report

BARINGS PARTICIPATION INVESTORS
Barings Participation Investors (the “Trust”) is a closed-end management investment company, first offered to the public in 1988, whose shares are traded on the New York Stock Exchange under the trading symbol “MPV”. The Trust’s share price can be found in the financial section of newspapers under either the New York Stock Exchange listings or Closed-End Fund Listings.
INVESTMENT OBJECTIVE & STRATEGIES
The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such private placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities), marketable common stocks and special situation investments. The Trust's special situations investments generally consist of investments in corporate debt instruments and equity instruments of issuers that are stressed or distressed. Below- investment grade or high yield securities (including securities of stressed or distressed issuers) have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
The Trust distributes substantially all of its net income to shareholders each year. Accordingly, the Trust pays dividends to shareholders four times per year. The Trust pays dividends to its shareholders in cash, unless the shareholder elects to participate in the Dividend Reinvestment and Share Purchase
Plan.
In this report, you will find a complete listing of the Trust’s holdings. We encourage you to read this section carefully for a better understanding of the Trust. We cordially invite all shareholders to attend the Trust’s Annual Meeting of Shareholders, which will be held on May 15, 2025, at 8:00 A.M. (Eastern Time) in Charlotte, North Carolina, and virtually at the following website.
https://www.viewproxy.com/barings/broadridgevsm/

PROXY VOTING POLICIES & PROCEDURES; PROXY VOTING RECORD
The Trustees of the Trust have delegated proxy voting responsibilities relating to the voting of securities held by the Trust to Barings LLC (“Barings”). A description of Barings’ proxy voting policies and procedures is available (1) without charge, upon request, by calling, toll-free 1-866-399-1516; (2) on the Trust’s website at http://www.barings.com/mpv; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec. gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2024, is available (1) on the Trust’s website at http://www.barings.com/mpv; and (2) on the SEC’s website at http://www.sec.gov.
FORM N-PORT
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on part F of Form N-PORT. This information is available (i) on the SEC’s website at http://www.sec.gov; and (ii) at the SEC’s Public Reference Room in Washington, DC (which information on their operation may be obtained by calling 1-800-SEC-0330). A complete schedule of portfolio holdings as of each quarter-end is available on the Trust’s website at http://www.barings.com/mpv or upon request by calling, toll-free, 1-866-399-1516.
LEGAL MATTERS
The Trust has entered into contractual arrangements with an investment adviser, transfer agent and custodian (collectively “service providers”) who each provide services to the Trust. Shareholders are not parties to, or intended beneficiaries of, these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
Under the Trust’s Bylaws, any claims asserted against or on behalf of the Trust, including claims against Trustees and officers must be brought in courts located within the Commonwealth of Massachusetts.
The Trust’s registration statement and this shareholder report are not contracts between the Trust and its shareholders and do not give rise to any contractual rights or obligations or any shareholder rights other than any rights conferred explicitly by federal or state securities laws that may not be waived.
BARINGS PARTICIPATION INVESTORS
c / o Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
1-866-399-1516
http://www.barings.com/mpv
ADVISER
Barings LLC
300 South Tryon St., Suite 2500
Charlotte, NC 28202
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
New York, NY 10154

COUNSEL TO THE TRUST
Ropes & Gray LLP
Boston, Massachusetts 02199
CUSTODIAN
State Street Bank and Trust Company
Boston, MA 02110
TRANSFER AGENT & REGISTRAR
SS&C Global Investor & Distribution Solutions, Inc., formerly known as DST Systems, Inc. ("SS&C GIDS")
P.O. Box 219086
Kansas City, MO 64121-9086
1-800-647-7374

         Barings Participation Investors
2024 Annual Report

PORTFOLIO COMPOSITION AS OF 12/31/2024*

PORTFOLIO COMPOSITION AS OF 12/31/2023*
*Based on market value of total investments and cash balances

         Barings Participation Investors
2024 Annual Report
Hypothetical growth of $10,000 Investment (unaudited)

$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$27,702
$16,550
1/1/2014
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
Barings Participation Investors
Bloomberg Barclays U.S. Corporate High Yield Index

Average Annual Returns December 31, 2024	1 Year	5 Year	10 Year
Barings Participation Investors	20.83%	9.42%	10.81%
Bloomberg Barclays U.S. Corporate High Yield Index	8.19%	4.21%	5.17%
Data for Barings Participation Investors (the “Trust”) represents returns based on the change in the Trust’s market price assuming the reinvestment of all dividends and distributions. Past performance is no guarantee of future results.
The graph and table do not reflect the deduction of taxes that a shareholder would pay on distributions from the Trust or the sale of shares.

         Barings Participation Investors
2024 Annual Report
TO OUR SHAREHOLDERS
I am pleased to share with you the Trust’s Annual Report for the year ended December 31, 2024.

PORTFOLIO PERFORMANCE
The Trust’s net total portfolio rate of return for 2024 was 10.76%, as measured by the change in net asset value assuming the reinvestment of all dividends and distributions. The Trust’s total net assets were $165,121,425 or $15.46 per share, as of December 31, 2024. This compares to $163,366,715 or $15.41 per share, as of December 31, 2023. The Trust paid a quarterly dividend of $0.36 for the first quarter and $0.37 per share for the second, third and fourth quarters for a total annual dividend of $1.57 per share, representing a 21.7% increase to the 2023 dividend. The Trust paid a quarterly dividend of $0.28 per share for the first quarter, $0.32 for the second quarter, $0.34 for the third quarter, and $0.35 for the fourth quarter of 2023. Net taxable investment income for 2024 was $1.58 per share, including approximately $0.19 per share of non-recurring income, compared to 2023 net taxable investment income of $1.53 per share, which included approximately $0.02 per share of non-recurring income.

The Trust’s stock price increased 9.6% during 2024, from $15.60 as of December 31, 2023 to $17.09 as of December 31, 2024. The Trust’s stock price of $17.09 as of December 31, 2024 equates to a 10.54% premium to the December 31, 2024 net asset value per share of $15.46. The Trust’s average quarter-end premium for the 3-, 5-, and 10-year periods ended December 31, 2024 was 14.6%, 9.4% and 10.8%, respectively.
The table below lists the average annual net returns of the Trust’s portfolio, based on the change in net assets and assuming the reinvestment of all dividends and distributions. Average annual returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the 1-, 3-, 5-, 10- and 25-year periods ended December 31, 2024 and the Credit Suisse Leveraged Loan Index for the 1-, 3- and 5-year periods ended December 31, 2024 are provided for comparison purposes only.

	The Trust	Bloomberg Barclays US Corporate HY Index	S&P UBS Leveraged Loan Index
1 Year	10.76%	8.19%	9.05%
3 Years	8.89%	10.79%	6.85%
5 Years	9.75%	4.21%	5.73%
10 Years	9.33%	5.17%	5.13%
25 Years	11.08%
Past performance is no guarantee of future results
PORTFOLIO ACTIVITY
Consistent with the stated Investment Objective of the Trust, we continue to search for relative value, identifying investments that provide current yield as well as those we believe have opportunities for capital gains. The Trust closed six new private placement investments and 23 add-on investments in existing portfolio companies totaling $11.6 million during the fourth quarter. For the year, the Trust closed 20 new private placement investments and 39 add-on investments in existing portfolio companies. The add-on investments include additional term loans and equity co-investment as well as drawdowns on revolvers and delayed draw term loans. A brief description of these investments can be found in the Consolidated Schedule of Investments. The total amount invested by the Trust in private placement investments in 2024 was $40.3 million, which was higher than the $13.8 million of private placement investments made by the Trust in 2023. The higher investment amount can be attributed to meaningful activity in the Trust's portfolio, through refinancings and add-ons of existing portfolio companies.
Several macroeconomic risks continued during the year amid an uncertain environment for investors across the broader capital markets. Concerns previously focused on COVID-19 and disrupted supply chains, swiftly shifted to the timing and number of interest rate cuts by the Fed and the impact of potential tariffs threatened by the Trump administration. With inflation still above the 2% official target and economic data giving mixed signals on the U.S. economy, any future cuts by the Fed will have to balance the risk of reigniting inflation with causing a recession. While there continues to be levels of uncertainty and volatility we have not seen for some time, we take comfort that as bottom-up long-term investors we invest in high quality companies, in defensive sectors which we believe will perform through economic cycles (and volatile periods such as these). Both credit quality and capital structure of portfolio companies are key factors in our analysis, along with the quality of the ownership and management groups. As fundamental long-term investors, we believe it is imperative to remain disciplined and underwrite capital structures which will remain sound through economic cycles (and varying interest rate environments). We also seek to maintain a high level of portfolio diversification overall, looking at both industry and individual credit concentration. From a return perspective, the floating rate loans that constitute a majority of

         Barings Participation Investors
2024 Annual Report
the portfolio generally provide some protection and higher returns in an inflationary environment. The North American Private Finance team continues to see good high quality investment opportunities.

As market conventions have largely migrated to all senior capital structures, the Trust’s Investment Objective has allowed for continued investing in small to middle market companies. As of December 31, 2024, 67% of the Trust’s investment portfolio is in private first lien senior secured loans which provides strong risk adjusted returns for the Trust given the senior position in the capital stack. We believe these investments have proven resilient to date. Junior debt comprised 6% of the Trust’s portfolio and we will continue to invest in junior debt when the capital structure and risk adjusted return is deemed appropriate. Equity co-investments alongside the debt investments (14% of the Trust’s portfolio) provide an opportunity for the Trust to realize capital gains in the future. Realized capital gains are typically retained to increase the earnings capacity of the Trust. In the fourth quarter, the Trust received a $0.20 per share dividend from one of the equity investments, highlighting the potential opportunities of equity investments.
The Trust maintains liquidity based on the combined available cash balance and short-term investments of $6.0 million or 3.0% of total assets, and low leverage profile at 0.13x as of December 31, 2024. As always, the Trust continues to benefit from strong relationships with our carefully chosen financial sponsor partners. These relationships provide clear benefits to the portfolio companies including potential access to additional capital if needed and strategic thinking to complement a company’s management team. High-quality and timely information about portfolio companies, which is only available in a private market setting, allows us to work constructively with financial sponsors and maximize the portfolio companies’ long-term health and value.
We had 39 companies exit from the Trust’s portfolio during 2024. This level of exit activity in the Trust’s portfolio was higher than recent years as realization levels have ranged from 18-32 exits annually since 2014. This higher level of realization activity in 2024 highlights the impact of increased amounts of money that have been raised in the private credit space and the competition for deals during a slower M&A environment. Of the 39 companies exited, the Trust had an equity investment in 11 and realized a positive return on its investment in 10 of the 11 equity investments.
During 2024, the Trust had 29 portfolio companies fully or partially pre-pay their debt obligations. These transactions, in which the debt instruments held by the Trust were fully or partially prepaid, are generally driven by performing companies being sold to either a strategic or financial buyer or the abundance of debt capital available in the market. Unless replaced by new private debt investments, these prepayments reduce net investment income.
OUTLOOK FOR 2024
Two of the bigger questions in 2025 involve the Fed and tariffs. Market participants expected several rate cuts by the Fed during 2024. However, with PPI and CPI numbers often surprising to the upside, the Fed initiated only 3 rate cuts in 2024. The Fed’s position is further complicated by inconsistent readings on the economy and the potential impact of tariffs proposed by the Trump administration. We expect the Fed to continue to take a “wait and see” approach as it relates to further cuts throughout 2025 until they see concrete evidence of lower inflation. In the meantime, the economy will have to withstand a prolonged period of high interest rates and the consequences of U.S. tariffs, including any retaliatory tariffs without falling into a recession. When constructing portfolios, we seek to focus on investing in high-quality businesses which are leaders in their space and offer defensive characteristics which will allow them to perform through the cycle. In addition, our underwriting process includes forward-looking analysis that incorporates rising rates, higher input prices and increased labor costs, with a focus on their impact to interest coverage and other relevant ratios. Additionally, as the Trust's portfolio has migrated to a higher percentage of first lien assets, our position as a lender is further strengthened by the fact that we are lead or co-lead on over 80% of our first lien loans. As a lead or co-lead, we can influence the credit documents to seek to ensure that we have appropriate protections and remedies in the event of any covenant violation or specific ‘ask” from the borrower or sponsor. Therefore, while segments of the broader economy may be affected by potential tariffs and supply chain issues, increasing raw material and energy costs and labor shortages, we remain confident in our underwriting process and the current diversified portfolio to perform through the cycle.
As we enter 2025, default rates remain at relatively low levels and there appears to be plenty of private equity and private debt capacity. While we expect the M&A activity to remain a bit subdued throughout the first quarter, our pipeline of investment opportunities remains relatively stable and healthy. However, as mentioned above, the dynamics within that market have been, and are expected to remain, aggressive. Rest assured that regardless of market conditions, we will continue to employ on behalf of the Trust the same investment philosophy that has served it well since its inception: investing in companies that we believe have a strong business proposition, solid cash flow and experienced, ethical management. We believe this philosophy, along with Barings’ seasoned investment-management team, positions the Trust well to meet its long-term investment objectives.

         Barings Participation Investors
2024 Annual Report
In closing, we believe it is always appropriate to provide views on the Trust’s long-term dividend policy which is to say, ‘we believe that long-term dividends should be a reflection of long-term core earnings power.’ Significant growth in net investment income, due primarily to increases in base rates for our floating rate holdings and quality credit selection, has led the Board of Trustees to declare stable dividends, further benefiting shareholders. The Trust’s 2024 investment income of $1.55 per share, net of taxes, and undistributed ordinary income carried forward from 2023 fully supported the full year dividend of $1.57 per share. In 2025, we anticipate the earnings power to remain stable as long as the base rates remain elevated.
As always, I would like to thank you for your continued interest in and support of Barings Participation Investors. I look forward to seeing you at the Trust’s annual shareholder meeting on Thursday, May 15, 2025.
Sincerely,

Christina Emery
President

         Barings Participation Investors
2024 Annual Report

2024 Dividends	Record Date	Total Paid	Ordinary Income	Short-Term Gains	Long-Term Gains
Regular	5/31/2024	$0.3600	$0.3600	$—	$—
Regular	8/26/2024	0.3700	0.3700	—	—
Regular	11/4/2024	0.3700	0.3700	—	—
Regular	12/30/2024	0.3700	0.3700	—	—
Special	12/30/2024	0.1000	0.1000
		$1.5700	$1.5700	$—	$—
The Trust did not have distributable net long-term gains in 2024.

Annual Dividend	Qualified for Dividend Received Deduction*		Qualified Dividends**		Interest Earned on U.S. Gov’t. Obligations
Amount per Share	Percent	Amount per Share	Percent	Amount per Share	Percent	Amount per Share
$1.57	12.6452%	$0.1980	12.6452%	$0.1980	0%	$0.0000
*    Not available to individual shareholders
**    Qualified dividends are reported in Box 1b on IRS Form 1099-Div for 2024

BARINGS PARTICIPATION INVESTORS
Financial Report

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES Barings Participation Investors
December 31, 2024 2024 Annual Report

Assets:
Investments (See Consolidated Schedule of Investments)
Corporate restricted securities - private placement investments at fair value
(Cost - $155,861,182)	$164,260,330
Corporate restricted securities - rule 144A securities at fair value
(Cost - $11,112,763)	11,027,374
Corporate public securities at fair value
(Cost - $8,625,856)	8,707,524

(Total investments (Cost - $175,599,801)	183,995,228
Cash	6,992,378
Foreign currencies (Cost - $6,830)	6,004
Dividend and interest receivable	2,661,028
Receivable for investments sold	2,451,609
Other assets	108,393
Total assets	196,214,640
Liabilities:
Note payable	15,000,000
Credit facility (net of deferred financing fees of $140,755)	8,359,245
Dividend payable	5,019,725
Deferred tax liability	138,848
Investment advisory fee payable	371,523
Tax payable	425,000
Interest payable	132,045
Accrued expenses	187,052
Payable for securities purchased	1,459,776
Total liabilities	31,093,214
Commitments and Contingencies (See Note 7)
Total net assets	$165,121,426
Net Assets:
Common shares, par value $.01 per share	$106,803
Additional paid-in capital	144,478,294
Total distributable earnings	20,536,329
Total net assets	$165,121,426
Common shares issued and outstanding (14,787,750 authorized)	10,680,267
Net asset value per share	$15.46

See Notes to Consolidated Financial Statements 8

CONSOLIDATED STATEMENT OF OPERATIONS Barings Participation Investors
For the year ended December 31, 2024 2024 Annual Report

Investment Income:
Interest	$18,662,188
Dividends	2,159,107
Other	245,255
Total investment income	21,066,550
Expenses:
Investment advisory fees	1,508,791
Interest and other financing fees	1,523,779
Professional fees	528,366
Trustees' fees and expenses	303,200
Reports to shareholders	168,000
Custodian fees	24,000
Other	84,962
Total expenses	4,141,098
Investment income - net	16,925,452
Income tax, including excise tax expense	425,200
Net Investment income after taxes	16,500,252
Net realized and unrealized gain on investments and foreign currency:
Net realized loss on investments before taxes	(588,703)
Income tax expense	(272,217)
Net realized loss on investments and foreign currency transactions after taxes	(860,920)
Net increase in unrealized appreciation of investments before taxes	1,464,420
Net decrease in unrealized depreciation of foreign currency translation before taxes	(545)
Deferred income tax benefit (expense)	143,926
Net increase in unrealized appreciation of investments and foreign currency transactions after taxes	1,607,801
Net gain on investments and foreign currency	746,881
Net increase in net assets resulting from operations	$17,247,133

See Notes to Consolidated Financial Statements 9

CONSOLIDATED STATEMENT OF CASH FLOWS Barings Participation Investors
For the year ended December 31, 2024 2024 Annual Report

Cash flows from operating activities:
Purchases/Proceeds/Maturities from short-term portfolio securities, net	$18,367
Purchases of portfolio securities	(56,695,717)
Proceeds from disposition of portfolio securities	55,281,148
Interest, dividends and other income received	19,574,947
Interest expense paid	(1,619,965)
Operating expenses paid	(2,924,990)
Income taxes paid	(722,417)
Net cash provided by (used in) operating activities	12,911,373

Cash flows from financing activities:
Borrowings from credit facility	8,500,000
Repayments under credit facility	(6,750,000)
Cash dividends paid from net investment income	(15,416,422)
Receipts for shares issued on reinvestment of dividends	1,233,130
Financing fees paid	35,700
Net cash provided by (used in) financing activities	(12,397,592)

Net increase in cash & foreign currencies	513,781
Cash & foreign currencies - beginning of year	6,485,146
Effects of foreign currency exchange rate changes on cash and cash equivalents	(545)
Cash & foreign currencies - end of year	$6,998,382

Reconciliation of net increase in net assets to net cash provided by operating activities:

Net increase in net assets resulting from operations	$17,247,133
Increase in investments	(3,826,807)
Decrease in interest receivable	127,267
Increase in receivable for investments sold	(2,051,095)
Decrease in payment-in-kind non-cash income received	482,320
Increase in amortization	(74,765)
Decrease in other assets	119,782
Decrease in deferred tax liability	(143,926)
Increase in payable for investments purchased	1,459,776
Decrease in investment advisory fee payable	(370,075)
Decrease in interest payable	(96,186)
Increase in accrued expenses	62,404
Decrease in tax payable	(25,000)
Total adjustments to net assets from operations	(4,336,305)
Effects of foreign currency exchange rate changes on cash and cash equivalents	545
Net cash provided by (used in) operating activities	$12,911,373

See Notes to Consolidated Financial Statements 10

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS Barings Participation Investors
2024 Annual Report

	For the year ended 12/31/2024		For the year ended 12/31/2023
Increase / (decrease) in net assets:
Operations:
Investment income - net	$16,500,252		$15,877,015
Net realized gain / (loss) on investments and foreign currency after taxes	(860,920)		(333,114)
Net change in unrealized appreciation / (depreciation) of investments and foreign currency after taxes	1,607,801		2,575,432

Net increase in net assets resulting from operations	17,247,133		18,119,333

Increase from common shares issued on reinvestment of dividends
Common shares issued	1,233,130		—
Dividends to shareholders from:
Distributable earnings to Common Stock Shareholders	(16,725,552)		(13,676,193)
Net realized gains	—		—
Total increase / (decrease) in net assets	1,754,711	1,754,711	4,443,140
Net assets, beginning of year	163,366,715		158,923,575
Net assets, end of year	$165,121,426		$163,366,715

See Notes to Consolidated Financial Statements 11

CONSOLIDATED FINANCIAL HIGHLIGHTS Barings Participation Investors
2024 Annual Report
Selected data for each share of beneficial interest outstanding:

	For the years ended December 31,
	2024	2023	2022	2021	2020
Net asset value:
Beginning of year	15.41	$14.99	$15.19	$13.60	$13.80
Net investment income (a)	1.55	1.50	0.97	0.86	1.00
Net realized and unrealized gain/(loss) on investments	0.07	0.21	(0.31)	1.53	(0.40)
Total from investment operations	1.62	1.71	0.66	2.39	0.60
Dividends from net investment income to common shareholders	(1.57)	(1.29)	(0.83)	(0.80)	(0.80)
Dividends from realized gain on investments to common shareholders	—	—	(0.03)	—	—
Increase from dividends reinvested	0.0 (b)	—	—	—	0.0 (b)
Total dividends	(1.57)	(1.29)	(0.86)	(0.80)	(0.80)
Net asset value: End of year	$15.46	$15.41	$14.99	$15.19	$13.60
Per share market value: End of year	$17.09	$15.60	$12.32	$14.80	$11.88
Total investment return
Net asset value (c)	10.76%	12.46%	4.42%	17.84%	4.66%
Market value (c)	20.83%	38.51%	(10.57%)	32.09%	(21.11%)
Net assets (in millions):
End of year	$165.12	$163.37	$158.92	$161.08	$144.18
Ratio of total expenses to average net assets (d)	2.89%	2.66%	2.35%	2.66%	1.47%
Ratio of operating expenses to average net assets	1.56%	1.56%	1.46%	1.46%	1.38%
Ratio of interest expense to average net assets	0.91%	0.76%	0.63%	0.41%	0.43%
Ratio of income tax expense to average net assets	0.42%	0.34%	0.26%	0.79%	(0.34%)
Ratio of net investment income to average net assets	9.86%	9.69%	6.39%	5.99%	7.52%
Portfolio turnover	32%	12%	12%	43%	34%
(a) Calculated using average shares.
(b) Rounds to less than $0.01 per share.
(c) Net asset value return represents portfolio returns based on change in the Trust’s net asset value assuming the reinvestment of all dividends and distributions which differs from the total investment return based on the Trust’s market value due to the difference between the Trust’s net asset value and the market value of its shares outstanding; past performance is no guarantee of future results.
(d) Total expenses include income tax expense.

Senior borrowings at December 31st:
Total principal amount (in millions)	$24	$22	$24	$21	$15
Asset coverage per $1,000 of indebtedness	$8,026	$8,511	$7,763	$8,670	$10,612

See Notes to Consolidated Financial Statements 12

CONSOLIDATED SCHEDULE OF INVESTMENTS Barings Participation Investors
December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Private Placement Investments - 99.48%: (C)

1WorldSync, Inc.
A product information sharing platform that connects manufacturers/suppliers and key retailers via the Global Data Synchronization Network.
9.53% Term Loan due 06/24/2025 (SOFR + 4.750%)	$2,359,664	*	$2,355,230	$2,359,664
* 07/01/19 and 12/09/20.

Accurus Aerospace
A supplier of highly engineered metallic parts, kits and assemblies, and processing services.
10.30% First Lien Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$481,638	04/05/22	465,527	453,548
Limited Liability Company Unit (B)	8,752 uts.	10/14/21	8,752	—
			474,279	453,548
AdaCore Inc
AdaCore is a provider of a software development toolkit that helps software developers to write code for embedded systems using a number of programming languages, including Ada, C/C++, Rust, and SPARK.
9.65% First Lien Term Loan due 03/13/2030 (SOFR + 5.250%) (G)	$1,167,407	3/13/2024	764,705	789,974

Advanced Manufacturing Enterprises LLC
A designer and manufacturer of large, custom gearing products for a number of critical customer applications.
Limited Liability Company Unit (B)	1,945 uts.	*	207,911	—
* 12/07/12, 07/11/13 and 06/30/15.

Advantage Software
A provider of enterprise resource planning (ERP) software built for advertising and marketing agencies.
Limited Liability Company Unit Class A (B) (F)	766 uts.	10/01/21	24,353	52,067
Limited Liability Company Unit Class A (B) (F)	197 uts.	10/01/21	6,320	13,429
Limited Liability Company Unit Class B (B) (F)	766 uts.	10/01/21	784	—
Limited Liability Company Unit Class B (B) (F)	197 uts.	10/01/21	201	—
			31,658	65,496
AIT Worldwide Logistics, Inc.
A provider of domestic and international third-party logistics services.
Limited Liability Company Unit (B)	56 uts.	04/06/21	55,645	87,825

Americo Chemical Products
A provider of customized specialty chemical solutions and services for pretreatment of metal surfaces and related applications.
9.36% First Lien Term Loan due 04/28/2029 (SOFR + 5.000%) (G)	$524,019	04/28/23	394,547	396,118
9.48% Senior Term Loan due 12/02/2029 (SOFR + 5.000%)	$272,297	12/10/24	268,262	268,213
Limited Liability Company Unit (B) (F)	22,480 uts.	04/28/23	22,480	30,348
			685,289	694,679

See Notes to Consolidated Financial Statements 13

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage		Acquisition Date	Cost	Fair Value

AMS Holding LLC
A leading multi-channel direct marketer of high-value collectible coins and proprietary-branded jewelry and watches.
Limited Liability Company Unit Class A Preferred (B) (F)	114 uts.		10/04/12	$113,636	$24,863

Applied Aerospace Structures Corp.
A leading provider of specialized large-scale composite and metal-bonded structures for platforms in the aircraft, space, and land/sea end markets.
9.08% Term Loan due 11/22/2028 (SOFR + 4.750%) (G)	$897,320		12/01/22	407,316	405,873
Limited Liability Company Unit (B)	8 uts.		12/01/22	8,000	15,717
				415,316	421,590
ASC Communications, LLC (Becker's Healthcare)
An operator of trade shows and controlled circulation publications targeting the healthcare market.
9.21% Term Loan due 07/15/2027 (SOFR + 4.750%) (G)	$331,759		07/15/22	306,389	309,094
Limited Liability Company Unit (B) (F)	535 uts.		07/15/22	11,221	18,069
				317,610	327,163
ASC Holdings, Inc.
A manufacturer of capital equipment used by corrugated box manufacturers.
13.00% (1.00% PIK) Senior Subordinated Note due 02/09/2026 (D)	$1,017,693		11/19/15	911,183	—
Limited Liability Company Unit (B)	111,100 uts.		11/18/15	111,100	—
				1,022,283	—
Audio Precision
A provider of high-end audio test and measurement sensing instrumentation software and accessories.
12.33% Term Loan due 10/31/2025 (SOFR + 8.000%)	$1,692,000		10/30/18	1,687,990	1,510,956

Aurora Parts & Accessories LLC (d.b.a Hoosier)
A distributor of aftermarket over-the-road semi-trailer parts and accessories sold to customers across North America.
Preferred Stock (B)	210 shs.		08/17/15	209,390	209,391
Common Stock (B)	210 shs.		08/17/15	210	215,127
				209,600	424,518
BBB Industries LLC - DBA (GC EOS Buyer Inc.)
A supplier of remanufactured and new parts to the North American automotive aftermarket.
14.19% Second Lien Term Loan due 07/25/2030 (SOFR + 9.000%)	$454,545		07/25/22	441,895	436,364
Limited Liability Company Unit (B)	45 uts.		07/25/22	45,000	44,546
				486,895	480,910
Becklar
A provider of event monitoring and emergency response solutions for critical use cases including commercial and residential fire and security, video surveillance, remote guarding, personal health & safety, and workforce safety.
9.51% Senior Term Loan due 12/06/2030 (SOFR + 5.000%) (G)	$1,009,786	1009786	12/05/24	772,455	772,275

See Notes to Consolidated Financial Statements 14

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date		Cost	Fair Value

Best Lawyers (Azalea Investment Holdings, LLC)
A global digital media company that provides ranking and marketing services to the legal community.
9.72% First Lien Term Loan due 11/19/2027 (SOFR + 5.250%) (G)	$1,359,278	11/30/21		$1,087,338	$1,100,528
12.00% HoldCo PIK Note due 05/19/2028	$417,281	11/30/21		414,254	415,195
Limited Liability Company Unit (B)	44,231 uts.	11/30/21		44,231	66,346
				1,545,823	1,582,069
BKF Engineers
A provider of civil engineering, land surveying, and land planning services for government agencies, institutions, devlopers, design professionals, contractors, school district and corporations throughout the west coast.
9.34% Senior Term Loan due 07/19/2027 (SOFR + 5.000%) (G)	$621,664	08/23/24		445,178	445,133
Common Stock (B)	56,012 shs.			56,012	58,252
				501,190	503,385
Bridger Aerospace
A provider of comprehensive solutions to combat wildfires in the United States including fire suppression, air attack and unmanned aircraft systems.
Series C Convertible Preferred Equity (7.00% PIK) (B)	183 shs.	08/12/22		209,371	182,998

BrightSign
A provider of digital signage hardware and software solutions, serving a variety of end markets, including retail, restaurants, government, sports, and entertainment.
9.96% Term Loan due 10/14/2027 (SOFR + 5.500%) (G)	$1,389,067	10/14/21		1,358,007	1,364,462
Limited Liability Company Unit (B) (F)	111,835 uts.	10/14/21		111,835	118,546
				1,469,842	1,483,008
Brown Machine LLC
A designer and manufacturer of thermoforming equipment used in the production of plastic packaging containers within the food and beverage industry.
10.48% Term Loan due 10/04/2025 (SOFR + 6.000%)	$784,104	10/03/18		782,928	736,274

Cadence, Inc.
A full-service contract manufacturer (“CMO”) and supplier of advanced products, technologies, and services to medical device, life science, and industrial companies.
9.74% First Lien Term Loan due 04/30/2025 (SOFR+ 5.000%)	$852,173	05/14/18	43,234	849,223	836,833
9.96% Incremental Term Loan due 05/26/2026 (SOFR + 5.250%)	$363,398	10/02/23		358,628	358,310
				1,207,851	1,195,143
CAi Software
A vendor of mission-critical, production-oriented software to niche manufacturing and distribution sectors.
9.84% Term Loan due 12/10/2028 (SOFR + 5.250%) (G)	$2,437,733	12/13/21		2,292,367	2,305,233

See Notes to Consolidated Financial Statements 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Caldwell & Gregory LLC
A commercial laundry leasing company for multi-unit housing and universities.
9.33% Term Loan due 09/30/2027 (SOFR+ 5.000%) (G)	$1,721,766	09/30/24	1,295,973	1,297,115

California Custom Fruits & Flavors
Develops and manufactures value-added, custom-formulated processed fruit and flavor bases for various customers across the Private Label, Branded, Direct Grocery, and Food-Service channels.
9.77% First Lien Term Loan due 02/11/2030 (SOFR + 5.250%) (G)	$439,731	02/26/24	$303,631	304,849
Limited Liability Company Unit (B) (F)	12 uts.	02/26/24	12,000	12,092
			315,631	316,941
Cascade Services
A residential services platform that provides HVAC repair and replacement work for single-family homes in southern geographies.
10.59% First Lien Term Loan due 09/30/2029 (SOFR + 6.000%) (G)	$995,438	10/04/23	849,987	811,968

Cash Flow Management
A software provider that integrates core banking systems with branch technology and creates modern retail banking experiences for financial institutions.
9.84% First Lien Term Loan due 12/27/2027 (SOFR + 5.250%) (G)	$962,037	12/28/21	907,680	905,332
Limited Liability Company Unit (B) (F)	12,008 uts.	*	12,665	10,447
			920,345	915,779
CJS Global
A janitorial services provider focused on high end restaurants in NYC, Florida, and Texas.
10.10% Term Loan due 03/10/2029 (SOFR + 5.750%) (G)	$2,238,004	03/20/23	1,951,336	1,950,819
Limited Liability Company Unit Common (B)	303,180 uts.	03/20/23	147,469	237,106
			2,098,805	2,187,925
Cloudbreak
A language translation and interpretation services provider to approximately 970 hospitals and outpatient clinics across the U.S.
9.33% Term Loan due 03/15/2030 (SOFR + 5.000%) (G)	$1,662,825	03/15/24	1,516,660	1,532,137
Limited Liability Company Unit Class A (B) (F)	49 uts.	03/15/24	49,170	52,364
Limited Liability Company Unit Class B (B) (F)	49 uts.	03/15/24	—	50,018
			1,565,830	1,634,519
CloudWave
A provider of managed cloud hosting and IT services for hospitals.
11.36% Term Loan due 01/04/2027 (SOFR + 6.000%)	$1,606,754	01/29/21	1,594,247	1,606,754
Limited Liability Company Unit (B) (F)	55,645 uts.	01/29/21	55,645	127,984
			1,649,892	1,734,738
Coduet Royalty Holdings, LLC
A special purpose vehicle whose primary assets are comprised of royalty rights on two pharmaceuticals developed by Coherus Biosciences.
SPV Common Equity (B) (F)	290,344 shs.	05/08/24	290,344	450,033

See Notes to Consolidated Financial Statements 16

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Cogency Global
A provider of statutory representation and compliance services for corporate and professional services clients.
9.15% Term Loan due 12/28/2027 (SOFR + 4.500%) (G)	$821,247	02/14/22	730,057	738,595
8.90% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$654,758	12/30/22	643,213	654,758
9.09% Incremental Term Loan due 02/14/2028 (SOFR + 4.500%) (G)	$104,538	12/30/22	102,630	104,538
Preferred Stock (B)	33 shs.	02/14/22	36,108	85,483
			1,512,008	1,583,374
Coherus Biosciences
A commercial-stage biopharmaceutical company focused on the research, development, and commercialization of innovative cancer treatments and its biosimilars.
12.33% First Lien Term Loan due 05/08/2029 (SOFR + 8.000%)	$299,324	05/07/24	291,515	292,739

Command Alkon
A vertical-market software and technology provider to the heavy building materials industry delivering purpose-built, mission critical products that serve as the core operating & production systems for ready-mix concrete producers, asphalt producers, and aggregate suppliers.
Limited Liability Company Unit Class B (B) (I)	6,629 uts.	04/23/20	—	34,734

Compass Precision
A manufacturer of custom metal precision components.
11.00% (1.00% PIK) Senior Subordinated Note due 10/16/2025	$1,329,076	04/15/22	1,323,236	1,311,798
Limited Liability Company Unit (B) (F)	158,995 uts.	10/14/21	431,250	532,634
			1,754,486	1,844,432
Comply365
A provider of proprietary enterprise SaaS and mobile solutions for content management and document distribution in highly regulated industries, including Aviation and Rail.
9.46% First Lien Term Loan due 04/19/2028 (SOFR + 5.000%) (G)	$680,419	04/15/22	620,093	627,671

Concept Machine Tool Sales, LLC
A full-service distributor of high-end machine tools and metrology equipment, exclusively representing a variety of global manufacturers in the Upper Midwest.
9.77% Term Loan due 01/31/2025 (SOFR + 5.250%)	$576,081	01/30/20	575,894	409,593
9.76% Incremental Term Loan due 01/31/2027 (SOFR + 5.250%)	$76,607	09/14/23	75,667	54,468
Limited Liability Company Unit (B) (F)	1,237 uts.	*	49,559	—
Limited Liability Company Unit (B) (F)	443 uts.	09/14/23	17,748	—
* 01/30/20 and 03/05/21			718,868	464,061

CTS Engines
A provider of maintenance, repair and overhaul services within the aerospace & defense market.
10.18% Term Loan due 12/22/2026 (SOFR + 5.750%) (G)	$1,433,995	12/22/20	1,380,566	1,253,278

See Notes to Consolidated Financial Statements 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

DataServ
A managed IT services provider serving Ohio’s state, local, and education (“SLED”) market (79% of FY21 Revenue), as well as small and medium-sized businesses (“SMB”, 8%) and enterprise clients (13%).
10.03% First Lien Term Loan due 09/30/2028 (SOFR + 5.500%) (G)	$235,147	11/02/22	$183,777	$187,071
Preferred Stock (B)	9,615 shs.	11/02/22	9,615	10,288
			193,392	197,359
Decks Direct
An eCommerce direct-to-consumer seller of specialty residential decking products in the United States.
10.73% Term Loan due 12/28/2026 (SOFR + 6.250%) (G)	$1,425,161	12/29/21	1,376,745	1,215,890
10.73% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$112,303	07/31/23	110,667	98,714
10.73% Incremental Term Loan due 12/28/2026 (SOFR + 6.250%)	$275,709	12/21/23	271,622	242,348
Limited Liability Company Unit (B)	2,763 uts.	12/29/21	119,654	—
			1,878,688	1,556,952
DistroKid (IVP XII DKCo-Invest,LP)
A subscription-based music distribution platform that allows artists to easily distribute, promote, and monetize their music across digital service providers, such as Spotify and Apple Music.
9.49% Senior Term Loan due 09/30/2027 (SOFR + 4.750%)	$2,070,621	10/01/21	2,055,999	2,070,621
Limited Liability Company Unit (B) (F)	73,333 uts.	*	73,404	88,733
			2,129,403	2,159,354
Diversified Packaging
A provider of pre-press products and services to the packaging industry, serving customers in the upper Midwest U.S. The Company operates under two divisions: plate manufacturing and material distribution.
11.00% Second Lien Term Loan due 6/27/2029	$728,601	06/27/24	715,628	716,506
Limited Liability Company Unit (B) (F)	2,769 uts.	*	276,900	332,972
			992,528	1,049,478
Dwyer Instruments, Inc.
A designer and manufacturer of precision measurement and control products for use with solids, liquids and gases.
11.11% Term Loan due 07/01/2027 (SOFR + 5.750%)	$1,687,466	07/20/21	1,667,189	1,665,361

Echo Logistics
A provider of tech-enabled freight brokerage across various modes including Truckload, Less-than-Truckload, Parcel, and Intermodal, as well as managed (contracted) transportation services.
11.46% Second Lien Term Loan due 11/05/2029 (SOFR + 7.000%)	$1,679,204	11/22/21	1,661,239	1,675,845
Limited Liability Company Unit (B)	46 uts.	11/22/21	45,796	35,961
			1,707,035	1,711,806
EFC International
A St. Louis-based global distributor (40% of revenue ex-US) of branded, highly engineered fasteners and specialty components.
13.50% (2.50% PIK) Term Loan due 02/28/2030	$1,007,329	03/01/23	986,067	995,644
Limited Liability Company Unit (B) (F)	205 uts.	03/01/23	288,462	475,028
			1,274,529	1,470,672

See Notes to Consolidated Financial Statements 18

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

EFI Productivity Software
A provider of ERP software solutions purpose-built for the print and packaging industry.
10.09% Term Loan due 12/30/2027 (SOFR + 5.500%) (G)	$1,017,425	12/30/21	$888,727	$883,103
9.83% Incremental Term Loan due 12/30/2027 (SOFR + +5.500%)	698,764	12/30/21	382,443	383,010
			1,271,170	1,266,113
Electric Equipment and Engineering
engineers and manufactures alternating current and direct current electrical power distribution products.
10.50% Senior Term Loan due 12/02/2030	$861,452	12/02/24	844,500	844,223
Common Stock (B)	515,625 shs.		515,625	515,625
			1,360,125	1,359,848
Elite Sportswear Holding, LLC
A designer and manufacturer of gymnastics, competitive cheerleading and swimwear apparel in the U.S. and internationally.
Limited Liability Company Unit (B) (F)	1,218,266 uts.	10/14/16	159,722	243,653

Ellkay
A provider of data interoperability solutions for labs, hospitals and healthcare providers.
10.02% Term Loan due 09/14/2027 (SOFR + 5.500%)	$696,666	09/14/21	690,465	615,157

Energy Acquisition Company, Inc.
ECI designs, manufactures, assembles, and integrates electrical wire harnesses, control boxes, and other components for specialty industrial and home appliance end markets.
11.28% First Lien Term Loan due 05/10/2029 (SOFR + 6.500%) (G)	$746,445	05/01/24	695,004	694,009

ENTACT Environmental Services, Inc.
A provider of environmental remediation and geotechnical services for blue-chip companies with regulatory-driven liability enforcement needs.
14.28% Term Loan due 12/15/2025 (SOFR + 9.424%)	$883,250	02/09/21	880,173	872,651
10.08% Incremental Term Loan due 12/15/2025 (SOFR + 5.750%)	151,399	09/01/23	150,139	149,582
			1,030,312	1,022,233
eShipping
An asset-life third party logistics Company that serves a broad variety of end markets and offers service across all major transportation modes.
9.47% Term Loan due 11/05/2027 (SOFR + 5.000%) (G)	$1,188,299	11/05/21	1,006,102	1,017,362

E.S.P. Associates, P.A.
A professional services firm providing engineering, surveying and planning services to infrastructure projects.
Limited Liability Company Unit (B)	273 uts.	*	295,518	736,317
* 06/29/18 and 12/29/20.

See Notes to Consolidated Financial Statements 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Five Star Holding, LLC
A fully integrated platform of specialty packaging brands that manufactures flexible packaging solutions.
11.76% Second Lien Term Loan due 04/27/2030 (SOFR + 7.250%)	$476,190	05/04/22	$469,844	$459,048
Limited Liability Company Unit Common (B) (F)	34 uts.	10/14/21	33,631	19,605
			503,475	478,653
Follett School Solutions
A provider of software for K-12 school libraries.
9.36% First Lien Term Loan due 07/09/2028 (SOFR + 5.000%)	$1,658,481	08/31/21	1,641,124	1,658,481
LP Units (B) (F)	881 uts.	08/30/21	8,805	12,776
LP Interest (B) (F)	200 shs.	08/30/21	2,003	2,906
			1,651,932	1,674,163
Fortis Payments, LLC
A payment service provider operating in the payments industry.
9.68% First Lien Term Loan due 02/13/2026 (SOFR + 5.250%) (G)	$686,669	01/31/24	642,973	640,959
9.68% First Lien Term Loan due 05/31/2026 (SOFR + 5.250%) (G)	554,012	10/31/22	486,040	483,617
			1,129,013	1,124,576
FragilePAK
A provider of third-party logistics services focused on the full delivery life-cycle for big and bulky products.
10.08% Term Loan due 05/24/2027 (SOFR + 5.750%)	$1,040,391	05/21/21	1,028,969	1,040,390
Limited Liability Company Unit (B) (F)	108 uts.	05/21/21	107,813	88,257
			1,136,782	1,128,647
GD Dental Services LLC
A provider of convenient "onestop" general, specialty, and cosmetic dental services with 21 offices located throughout South and Central Florida.
Limited Liability Company Unit Preferred (B)	76 uts.	10/05/12	75,920	75,587
Limited Liability Company Unit Common (B)	767 uts.	10/05/12	767	—
			76,687	75,587
gloProfessional Holdings, Inc.
A marketer and distributor of premium mineral-based cosmetics, cosmeceuticals and professional hair care products to the professional spa and physician's office channels.
Preferred Stock (B)	650 shs.	03/29/19	649,606	—
Common Stock (B)	1,181 shs.	03/27/13	118,110	—
			767,716	—
Gojo Industries
A manufacturer of hand hygiene and skin health products.
14.01% Term Loan due 10/20/2028 (SOFR + 9.500%)	$643,330	10/24/23	629,170	628,598

See Notes to Consolidated Financial Statements 20

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Golden Ceramic Dental Lab
A full service dental lab offering removable, crown and bridge, implants, orthodontics and sleep appliances in-house.
9.97% Senior Term Loan due 08/07/2027 (SOFR + 6.000%) (G)	$1,303,074	08/21/24	$910,103	$910,295
Limited Liability Company Unit (B) (F)	419,595 uts.		419,595	419,595
			1,329,698	1,329,890
GraphPad Software, Inc.
A provider of data analysis, statistics and graphing software solution for scientific research applications, with a focus on the life sciences and academic end-markets.
Preferred Stock (B) (F)	3,737 shs.		103,147	166,941

Handi Quilter Holding Company (Premier Needle Arts)
A designer and manufacturer of long-arm quilting machines and related components for the consumer quilting market.
Limited Liability Company Unit Preferred (B)	372 uts.	*	371,644	47,047
Limited Liability Company Unit Common Class A (B) (I)	3,716 uts.	12/19/14	—	—
*12/19/14 and 04/29/16.			371,644	47,047

Heartland Veterinary Partners
A veterinary support organization that provides a comprehensive set of general veterinary services as well as ancillary services such as boarding and grooming.
11.00% Opco PIK Note due 11/09/2028 (G)	$2,415,022	11/17/21	2,391,168	2,219,405

HemaSource, Inc.
A technology-enabled distributor of consumable medical products to plasma collection centers.
9.11% Term Loan due 08/31/2029 (SOFR + 4.750%) (G)	$1,017,435	08/31/23	$795,300	$815,062
Limited Liability Company Unit Common (B)	11,337 uts.	08/31/23	11,337	13,945
			806,637	829,007
Home Care Assistance, LLC
A provider of private pay non-medical home care assistance services.
9.53% Term Loan due 03/31/2027 (SOFR + 5.000%)	$827,331	03/26/21	821,154	786,792

HOP Entertainment LLC
A provider of post production equipment and services to producers of television shows and motion pictures.
Limited Liability Company Unit Class F (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class G (B) (F) (I)	114 uts.	10/14/11	—	—
Limited Liability Company Unit Class H (B) (F) (I)	47 uts.	10/14/11	—	—
Limited Liability Company Unit Class I (B) (F) (I)	47 uts.	10/14/11	—	—
			—	—
HTI Technology & Industries Inc.
A designer and manufacturer of powered motion solutions to industrial customers.
13.54% Incremental Term Loan due 07/07/2025 (SOFR + 8.500%) (G)	$875,724	07/27/22	702,331	660,607
13.54% Term Loan due 07/27/2025 (SOFR + 8.500%) (G)	$94,249	02/15/23	93,593	89,442
			795,924	750,049

See Notes to Consolidated Financial Statements 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Ice House America
A manufacturer and operator of automated ice and water vending units with an installed base of 4,200+ units in service (including Company-owned fleet of 165 units) primarily located in the Southeastern United States.
10.16% Term Loan due 12/28/2029 (SOFR + 5.500%) (G)	$1,168,627	01/12/24	$934,412	$933,600
Limited Liability Company Unit (B) (F)	567 uts.	01/12/24	56,697	63,177
			991,109	996,777
Illumifin
A leading provider of third-party administrator (“TPA”) services and software for life and annuity insurance providers.
8.15% Term Loan due 02/04/2028 (SOFR + 3.270%, cash 3.730% PIK)	$420,278	04/05/22	416,225	375,729

ISTO Biologics
In the orthobiologic space, providing solutions in autologous therapies and bone grafts for spine, orthopedics and sports medicine.
9.33% Term Loan due 12/31/2028 (SOFR + 5.000%) (G)	$634,666	10/18/23	561,697	571,829

JF Petroleum Group
A provider of repair, maintenance, installation and projection management services to the US fueling infrastructure industry.
9.93% Term Loan due 04/20/2026 (SOFR + 5.500%)	$660,869	05/04/21	655,570	660,208

Jones Fish
A provider of lake management services, fish stocking and pond aeration sales and services.
10.03% First Lien Term Loan due 12/20/2027 (SOFR + 5.500%) (G)	$1,559,551	02/28/22	1,143,697	1,161,893
9.90% First Lien Term Loan due 02/28/2029 (SOFR + 5.500%)	$274,262	03/16/23	268,518	274,262
10.03% Incremental Lien Term Loan due 02/28/2028 (SOFR + 5.500%)	$178,699	04/28/23	175,729	178,699
Common Stock (B) (F)	401 shs.	02/28/22	41,971	146,367
			1,629,915	1,761,221
Kings III
A provider of emergency phones and monitoring services.
10.01% First Lien Term Loan due 07/07/2028 (SOFR + 5.500%) (G)	$492,190	08/31/22	427,939	433,441
10.24% Incremental Lien Term Loan due 08/31/2028 (SOFR + 5.500%) (G)	501,845	02/16/24	422,115	425,343
			850,054	858,784
LeadsOnline
A nationwide provider of data, technology and intelligence tools used by law enforcement agencies, investigators, and businesses.
9.08% Term Loan due 12/23/2027 (SOFR + 4.750%) (G)	$1,680,098	02/07/22	1,440,659	1,448,865
Limited Liability Company Unit (B) (F)	7,050 uts.	02/07/22	7,302	15,510
			1,447,961	1,464,375

See Notes to Consolidated Financial Statements 22

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

LYNX Franchising
A global franchisor of B2B services including commercial janitorial services, shared office space solutions, and textile and electronics restoration services.
10.58% Incremental Term Loan due 12/18/2026 (SOFR + 6.250%)	$2,414,157	*	$2,397,647	$2,380,359
* 12/22/20 and 09/09/21

Madison Indoor Air Solutions
A manufacturer and distributor of heating, dehumidification and other air quality solutions.
Limited Liability Company Unit (B)	726,845 uts.	02/20/19	2,298,574	13,046,874

Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)
An express car wash consolidator primarily in the Southeastern US.
11.35% Term Loan due 07/08/2028 (SOFR + 6.500%) (G)	$532,568	07/14/22	517,054	487,107

Media Recovery, Inc.
A global manufacturer and developer of shock, temperature, vibration, and other condition indicators and monitors for in-transit and storage applications.
9.08% Term Loan due 09/30/2027 (SOFR + 4.750%) (G)	$1,264,780	09/30/24	$962,538	$963,504

Mission Microwave
A leading provider of high-performance solid-state power amplifiers and block upconverters to support ground-based, maritime, airborne, and space-based satellite communication applications.
9.83% Senior Lien Term Loan due 12/31/2029 (SOFR + 5.500%) (G)	$723,729	03/01/24	639,972	563,400
Limited Liability Company Unit (B)	307 uts.	03/01/24	30,700	6,895
			670,672	570,295
MNS Engineers, Inc.
A consulting firm that provides civil engineering, construction management and land surveying services.
9.50% First Lien Term Loan due 07/30/2027 (SOFR + 5.000%)	$861,000	08/09/21	853,565	861,000
Limited Liability Company Unit (B)	100,000 uts.	08/09/21	100,000	138,000
			953,565	999,000
Mobile Pro Systems
A manufacturer of creative mobile surveillance systems for real-time monitoring in nearly any environment.
11.00% Second Lien Term Loan due 06/23/2027	$605,090	06/27/22	600,551	605,090
Common Stock (B) (F)	4,118 shs.	02/28/22	411,765	857,336
			1,012,316	1,462,426
Music Reports, Inc.
An administrator of comprehensive offering of rights and royalties solutions for music and cue sheet copyrights to music and entertainment customers.
10.74% Incremental Term Loan due 08/21/2026 (SOFR + 6.250%)	$783,584	11/05/21	778,238	749,106
10.74% Term Loan due 08/21/2026 (SOFR + 6.250%)	$548,682	08/25/20	544,918	524,540
			1,323,156	1,273,646

See Notes to Consolidated Financial Statements 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Narda-MITEQ (JFL-Narda Partners, LLC)
A manufacturer of radio frequency and microwave components and assemblies.
9.21% First Lien Term Loan due 11/30/2027 (SOFR + 4.750%)	$496,488	12/06/21	$492,249	$496,487
9.21% Incremental Term Loan due 12/06/2027 (SOFR + 4.750%) (G)	$1,054,546	12/28/21	837,781	846,865
Limited Liability Company Unit Class A Preferred (B)	790 uts.	12/06/21	79,043	99,634
Limited Liability Company Unit Class B Common (B)	88 uts.	12/06/21	8,783	127,959
			1,417,856	1,570,945
Navia Benefit Solutions, Inc.
A third-party administrator of employee-directed healthcare benefits.
8.86% Term Loan due 02/01/2026 (SOFR + 4.500%)	$1,138,080	02/10/21	1,131,071	1,138,079
8.96% Incremental Term Loan due 02/01/2027 (SOFR + 4.500%)	$505,856	11/14/22	499,644	505,856
			1,630,715	1,643,935
Net at Work
An SMB-focused IT service provider specializing in software sales, implementation, managed services and hosting services.
10.08% Term Loan due 09/13/2029 (SOFR + 5.750%)	$1,685,763	09/13/23	1,012,438	1,045,422
Limited Liability Company Unit Class (B) (F)	32,603 uts.	09/13/23	32,603	36,189
			1,045,041	1,081,611
Newforma
A leader in Project Information Management software for the construction industry.
10.83% Term Loan due 04/02/2029 (SOFR + 6.500%) (G)	$738,808	03/31/23	$640,262	$655,941
Limited Liability Company Unit (B)	81,722 shs.	08/15/23	84,194	71,915
			724,456	727,856
Northstar Recycling
A managed service provider for waste and recycling services, primarily targeting food and beverage end markets.
8.98% Senior Term Loan due 12/16/2029 (SOFR + 4.750%) (G)	$1,476,014	12/13/24	995,841	995,750

Ocelot Holdco
An electric power services provider that focuses on construction and maintenance services, installing electrical distribution systems and substation infrastructure.
10.00% Takeback Term Loan due 10/20/2027	$217,651	10/24/23	217,651	217,651
Preferred Stock (B)	15 shs.	10/24/23	124,856	179,582
Common Stock (B) (I)	12 shs.	10/24/23	—	47,713
			342,507	444,946
Office Ally (OA TOPCO, LP)
A provider of medical claims clearinghouse software to office-based physician providers and healthcare insurance payers.
9.11% Term Loan due 12/10/2028 (SOFR + 4.750%) (G)	$959,799	*	815,797	822,835
9.11% Incremental Term Loan due 12/20/2028 (SOFR + 5.000%) (G)	$724,588	06/06/24	720,572	721,690
Limited Liability Company Unit (B)	21,092 uts.	12/20/21	21,092	78,251
* 12/20/21 and 04/29/22			1,557,461	1,622,776

See Notes to Consolidated Financial Statements 24

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Omega Holdings
A distributor of aftermarket automotive air conditioning products.
9.46% Term Loan due 03/31/2029 (SOFR + 5.000%) (G)	$633,985	03/31/22	449,601	457,053

PANOS Brands LLC
A marketer and distributor of branded consumer foods in the specialty, natural, better-for-you, “free from” healthy and gluten-free categories.
Common Stock Class A (B)	380,545 shs.	*	380,545	521,347
* 01/29/16 and 02/17/17.

Parkview Dental Partners
A dental service organization focused in the southwest Florida market.
12.85% Term Loan due 10/12/2029 (SOFR + 8.300%) (G)	$933,333	10/20/23	$596,919	$596,900
Limited Liability Company Unit (B) (F)	$29,166	10/20/23	291,660	257,244
			888,579	854,144
Pearl Holding Group
A managing general agent that originates, underwrites, and administers non-standard auto insurance policies for carriers in Florida.
10.90% First Lien Term Loan due 12/16/2026 (SOFR + 6.000%)	$1,930,444	12/20/21	1,913,531	1,911,526
Warrant-Class A, to purchase common stock at $.01 per share (B)	924 shs.	12/22/21	—	45,581
Warrant-Class B, to purchase common stock at $.01 per share (B)	312 shs.	12/22/21	—	15,391
Warrant-Class C, to purchase common stock at $.01 per share (B)	89 shs.	12/22/21	—	4,390
			1,913,531	1,976,888
Pegasus Transtech Corporation
A provider of end-to-end document, driver and logistics management solutions, which enable its customers (carriers, brokers, and drivers) to operate more efficiently, reduce manual overhead, enhance compliance, and shorten cash conversion cycles.
10.36% Term Loan due 11/17/2026 (SOFR + 6.000%)	$1,420,550	11/14/17	1,413,149	1,420,550
10.36% Term Loan due 08/31/2026 (SOFR + 6.000%)	$286,877	09/29/20	284,056	286,877
			1,697,205	1,707,427
Polara (VSC Polara LLC)
A manufacturer of pedestrian traffic management and safety systems, including accessible pedestrian signals, “push to walk” buttons, and related “traffic” control units.
9.23% First Lien Term Loan due 12/03/2027 (SOFR + 4.750%) (G)	$756,950	12/03/21	641,319	648,684
Limited Liability Company Unit (B) (F)	1,471 uts.	12/03/21	147,110	244,129
			788,429	892,813
Polytex Holdings LLC
A manufacturer of water based inks and related products serving primarily the wall covering market.
2.50% PIK Senior Subordinated Note due 12/31/2027 (D)	$2,347,033	12/03/21	1,064,183	959,937
Limited Liability Company Unit (B)	185,072 uts.	07/31/14	172,898	—
			1,237,081	959,937

See Notes to Consolidated Financial Statements 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Portfolio Group
A provider of professional finance and insurance products to automobile dealerships, delivering a suite of offerings that supplement earnings derived from vehicle transactions.
10.33% First Lien Term Loan due 12/02/2025 (SOFR + 6.000%) (G)	$1,273,826	11/15/21	$1,268,035	$1,210,135

Process Insights Acquisition, Inc.
A designer and assembler of highly engineered, mission critical instruments and sensors that provide compositional analyses to measure contaminants and impurities within gases and liquids.
10.77% Term Loan due 06/30/2029 (SOFR + 6.250%) (G)	$818,080	07/18/23	686,303	683,267
Limited Liability Company Unit (B)	32 shs.	07/18/23	32,000	26,975
			718,303	710,242
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)
Specializes in the design, manufacturing, installation, maintenance and repair of parts and equipment for blue chip industrial customers in the Southern US.
9.75% First Lien Term Loan due 03/06/2025 (SOFR + 5.250%)	$677,235	03/06/19	676,839	677,235

ProfitOptics
A software development and consulting company that delivers solutions via its proprietary software development platform, Catalyst.
10.21% Term Loan due 02/15/2028 (SOFR + 5.750%) (G)	$838,548	03/15/22	732,854	741,774
8.00% Senior Subordinated Note due 02/15/2029	$32,258	03/15/22	32,258	30,548
Limited Liability Company Unit (B)	96,774 uts.	03/15/22	64,516	79,355
			829,628	851,677
Pro Vision
A leading mobile video technology solutions provider, including vehicle video recording systems, body-worn cameras, data management and cloud based storage solutions for commercial, transit, and public safety organizations.
8.86% Senior Term Loan due 09/19/2029 (SOFR + 4.500%)	$910,014	09/23/24	705,094	705,619
Common Stock (B)	218 shs.	09/30/24	21,824	23,017
			726,918	728,636
Randy's Worldwide
A designer and distributor of automotive aftermarket parts serving the repair/replacement, off-road and racing/performance segments.
9.33% First Lien Term Loan due 10/31/2028 (SOFR + 5.000%) (G)	$192,433	11/01/22	145,113	147,001
Limited Liability Company Unit Class A (B)	54 uts.	11/01/22	5,400	6,296
			150,513	153,297
RapidAir
an asset‐light manufacturer of branded compressed air products, including fittings, accessories, aluminum piping, filtration, and other adjacent products/services
9.40% Senior Term Loan due 10/15/2030 (SOFR + 4.750%)	$547,705		293,806	293,514
Common Stock (B)	30 shs.		30,000	30,000
			323,806	323,514

See Notes to Consolidated Financial Statements 26

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Recovery Point Systems, Inc.
A provider of IT infrastructure, colocation and cloud based resiliency services.
10.73% Term Loan due 07/31/2026 (SOFR + 6.000%)	$1,298,862	08/12/20	$1,291,891	$1,298,862
Limited Liability Company Unit (B) (F)	21,532 uts.	03/05/21	21,532	9,259
			1,313,423	1,308,121
Renovation Brands (Renovation Parent Holdings, LLC)
A portfolio of seven proprietary brands that sell various home improvement products primarily through the e-Commerce channel.
10.11% Senior Term Loan due 08/16/2027 (SOFR + 5.500%)	$941,748	11/15/21	$930,486	$861,699
Limited Liability Company Unit (B)	40,479 uts.	09/29/17	40,479	17,001
			970,965	878,700
RoadOne IntermodaLogistics
A provider of intermodal logistics and solutions including drayage (moving containers at port/rail locations), dedicated trucking services, warehousing, storage, and transloading (unloading, storing, and repackaging freight), among other services.
10.84% First Lien Term Loan due 12/30/2028 (SOFR + 6.250%) (G)	$654,813	12/30/22	560,217	576,946

Rock Labor
A provider of live entertainment event labor in the United States.
10.66% Term Loan due 09/14/2029 (SOFR + 5.500%) (G)	$400,731	09/14/23	333,447	336,051
Limited Liability Company Unit (B) (F)	12,266 uts.	09/14/23	65,676	59,122
			399,123	395,173
Rock-it Cargo
A provider of specialized international logistics solutions to the music touring, performing arts, live events, fine art and specialty industries.
9.50% Term Loan due 07/31/2026 (SOFR + 5.000%)	$2,400,087	07/30/18	2,388,643	2,375,127

ROI Solutions
Call center outsourcing and end user engagement services provider.
9.33% Senior Term Loan due 09/13/2029 (SOFR + 5.000%)	$1,438,269	10/03/24	1,032,081	1,030,828

RPX Corp
A provider of subscription services that help member companies mitigate the risk of patent disputes and reduce the cost of patent litigation.
10.02% Term Loan due 08/02/2030 (SOFR + 5.500%)	$2,494,380	08/02/24	2,207,519	2,210,161

Ruffalo Noel Levitz
A provider of enrollment management, student retention and career services, and fundraising management for colleges and universities.
6.57% Term Loan due 12/31/2026 (SOFR + 4.250%)	$1,280,782	01/08/19	1,276,252	874,774

See Notes to Consolidated Financial Statements 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Safety Products Holdings, Inc.
A manufacturer of highly engineered safety cutting tools.
9.51% Term Loan due 12/15/2026 (SOFR+ 5.000%)	$1,989,368	12/15/20	1,977,471	1,989,368
Common Stock (B)	30 shs.	12/16/20	29,900	42,243
			2,007,371	2,031,611
Sandvine Corporation
A provider of active network intelligence solutions.
2.00% First Lien Term Loan due 11/02/2025 (D)	$33,931	01/31/24	29,578	2,138
2.00% First Lien Term Loan due 06/21/2027 (D)	$282,273	06/28/24	64,474	17,783
Class A Units (B) (I)	688 shs.	06/28/24	—	—
Class B Units (B) (I)	2,395 shs.	06/28/24	—	—
Class C Units (B) (I)	31,364 shs.	06/28/24	—	—
			94,052	19,921

Sara Lee Frozen Foods
A provider of frozen bakery products, desserts and sweet baked goods.
9.24% First Lien Term Loan due 07/30/2025 (SOFR + 4.500%)	$1,441,291	07/27/18	1,438,627	1,406,700

SBP Holdings
A specialty product distribution platform which provides mission-critical products, services, and technical expertise across industrial rubber and fluid power segments.
9.36% First Lien Term Loan due 01/31/2028 (SOFR + 5.000%) (G)	$1,242,966	03/27/23	663,983	680,095

Scaled Agile, Inc.
A provider of training and certifications for IT professionals focused on software development.
9.93% Term Loan due 12/15/2027 (SOFR + 5.500%) (G)	$1,462,366	12/16/21	1,445,843	1,316,129

SEKO Worldwide, LLC
A third-party logistics provider of ground, ocean, air and home delivery forwarding services.
12.33% Senior Term Loan due 11/27/2029 (SOFR + 8.000%)	$525,495	11/27/24	522,748	525,495
Common Stock (B)	184 shs.		808,118	686,791
			1,330,866	1,212,286
Smartling, Inc.
A provider in SaaS-based translation management systems and related translation services.
9.03% Term Loan due 10/26/2027 (SOFR + 4.500%) (G)	$1,678,831	11/03/21	1,561,500	1,577,360

smartShift Technologies
A provider of technology-enabled services for the SAP ERP ecosystem.
9.53% First Lien Term Loan due 09/30/2029 (SOFR + 5.000%) (G)	$1,484,996	09/01/23	$1,293,479	$1,316,982
Common Stock (B)	29 shs.	09/01/23	29,000	50,956
			1,322,479	1,367,938

See Notes to Consolidated Financial Statements 28

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Spatco
A provider of mission-critical services to maintain, test, inspect, certify, and install fueling station infrastructure.
9.63% Senior Term Loan due 07/23/2030 (SOFR + 5.000%)	$1,684,358	07/23/24	$1,197,527	$1,202,616
Limited Liability Company Unit (B) (F)	47,305 uts.		47,305	48,251
			1,244,832	1,250,867
Stackline
An e-commerce data company that tracks products sold through online retailers.
12.84% Term Loan due 07/30/2028 (SOFR + 7.750%)	$2,349,473	07/29/21	2,332,282	2,349,473
Common Stock (B)	1,340 shs.	07/30/21	42,078	70,819
			2,374,360	2,420,292
Standard Elevator Systems
A scaled manufacturer of elevator components combining four elevator companies, Standard Elevator Systems, EMI Porta, Texacone, and ZZIPCO.
10.34% First Lien Term Loan due 12/02/2027 (SOFR + 5.750%) (G)	$1,235,309	12/02/21	1,112,198	1,053,795
10.34% Incremental Lien Term Loan due 12/02/2027 (SOFR + 5.750%)	$478,954	04/02/24	471,335	451,654
			1,583,533	1,505,449
Stratus Unlimited
A nationwide provider of brand implementation services, including exterior and interior signage, refresh and remodel, and facility maintenance and repair.
10.19% Term Loan due 06/08/2027 (SOFR + 5.500%) (G)	$922,727	07/02/21	856,527	849,924
9.71% Incremental Term Loan due 06/30/2027 (SOFR + 5.250%) (G)	$719,704	06/07/24	363,216	354,725
Limited Liability Company Unit (B)	75 uts.	06/30/21	74,666	68,083
			1,294,409	1,272,732
SVI International, Inc.
A supplier of aftermarket repair parts and accessories for automotive lifts, automotive shop equipment, and other specialty equipment (hospital bed lifts, boat lifts, etc.).
11.34% Incremental Term Loan due 03/31/2030 (SOFR + 6.750%) (G)	$1,109,035	03/04/24	867,149	876,281
Limited Liability Company Unit (B) (F)	311,881 uts.	05/22/23	311,881	414,802
			1,179,030	1,291,083
Tapco
A leading manufacturer, distributor, service provider and software provider of intelligent transportations safety systems in North America.
9.52% Term Loan due 11/15/2030 (SOFR + 5.000%) (F) (G)	$1,709,529	11/15/24	930,232	929,682
Common Stock (B)	17 shs.		17,000	17,000
			947,232	946,682
Tank Holding
A manufacturer of proprietary rotational molded polyethylene and steel storage tanks and containers.
10.25% Term Loan due 03/31/2028 (SOFR + 5.750%) (G)	$555,852	03/31/22	516,501	516,268
10.46% Incremental Term Loan due 03/31/2028 (SOFR + 6.000%) (G)	$156,438	05/22/23	153,300	154,718
			669,801	670,986

See Notes to Consolidated Financial Statements 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Team Air (Swifty Holdings LLC)
A leading HVAC wholesale distributor headquartered in Nashville, Tennessee.
12.00% Subordinated Note due 05/02/2030	$1,035,000	05/25/23	1,019,095	1,014,300
12.00% Senior Subordinated Note due 08/31/2027	$201,250	08/30/24	197,680	197,225
14.00% Senior Subordinated Note due 12/16/2029	$61,333	12/19/24	60,115	60,107
Limited Liability Company Unit (B) (F)	891,204 uts.	05/25/23	901,630	1,078,357
			2,178,520	2,349,989
Tencarva Machinery Company
A distributor of mission critical, engineered equipment, replacement parts and services in the industrial and municipal end-markets.
9.48% Senior Term Loan due 12/20/2027 (SOFR + 5.000%) (G)	$1,928,008	12/20/21	1,613,796	1,607,338

Terrybear
A designer and wholesaler of cremation urns and memorial products for people and pets.
10.00% (4.00% PIK) Term Loan due 04/27/2028	$984,006	04/29/22	974,214	924,965
Limited Liability Company Unit (B) (F)	84,038 uts.	10/14/21	823,577	414,310
			1,797,791	1,339,275
The Caprock Group (aka TA/TCG Holdings, LLC)
A wealth manager focused on ultra-high-net-worth individuals, who have $25-30 million of investable assets on average.
12.18% Holdco PIK Note due 10/21/2028 (SOFR + 7.750%)	$1,307,773	10/28/21	1,295,240	1,307,773
8.61% Term Loan due 12/15/2027 (SOFR + 4.250%) (G)	$445,360	12/21/21	335,240	339,379
			1,630,480	1,647,152
The Hilb Group, LLC
An insurance brokerage platform that offers insurance and benefits programs to middle-market companies throughout the Eastern seaboard.
9.11% Term Loan due 10/31/2031 (SOFR + 4.750%) (G)	$783,660	10/31/24	570,748	570,558

The Octave Music Group, Inc. (fka TouchTunes)
A global provider of digital music and media and introduced the play-for-play digital jukebox in 1998.
Limited Liability Company Unit (B)	25,641 uts.	04/01/22	25,641	82,564

Therma-Stor Holdings LLC
A designer and manufacturer of dehumidifiers and water damage restoration equipment for residential and commercial applications.
Limited Liability Company Unit (B) (I)	19,696 uts.	11/30/17	—	13,619

Tipco Technologies
A medical group practice that specializes in Social Work and Counseling.
9.33% Senior Term Loan due 09/03/2027 (SOFR + 5.000%)	$583,698	09/03/24	$428,187	$428,162

See Notes to Consolidated Financial Statements 30

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date		Cost		Fair Value

Trident Maritime Systems
A leading provider of turnkey marine vessel systems and solutions for government and commercial new ship construction as well as repair, refurbishment, and retrofit markets worldwide.
10.25% Term Loan due 03/31/2027 (SOFR + 5.500%)	$1,665,479	02/25/21		1,655,023		1,568,881
11.93% Incremental Term Loan due 03/31/2027 (SOFR + 7.500%)	$56,966	10/19/23		56,145		53,662
				1,711,168		1,622,543
Trintech, Inc.
An international provider of core, cloud-based financial close software.
9.86% Term Loan due 07/25/2029 (SOFR + 5.500%) (G)	$1,708,982	07/25/23		1,582,005		1,594,312

Turnberry Solutions, Inc.
A provider of technology consulting services.
10.21% Term Loan due 07/30/2026 (SOFR + 5.750%)	$1,576,039	07/29/21		1,566,113		1,576,039

UHY LLP
a top 30 US CPA firm providing tax, audit and consulting advisory services primarily to middle market customers.
9.26% Senior Term Loan due 11/21/2031 (SOFR + 4.750%)	$1,965,021	11/22/24		848,329		848,021

U.S. Legal Support, Inc.
A provider of court reporting, record retrieval and other legal supplemental services.
10.23% Senior Term Loan due 10/11/2027 (SOFR + 5.750%)	$473,853	10/10/24		2,486,806		2,473,824

USA Industries
A manufacturer and supplier of piping isolation & testing products, tube plugs, flow measurement orifice plates, and heat exchanger tools which are sold or rented to customers.
12.75% Term Loan due 06/30/2029	$628,498	03/14/24		620,568		621,710

VitalSource
A provider of digital fulfillment software for the higher education sector.
9.97% Term Loan due 06/01/2028 (SOFR + 5.500%)	$1,591,518	06/01/21	$	$1,575,995	$	$1,572,260
Limited Liability Company Unit (B) (F)	1,891 uts.	06/01/21		18,909		44,569
				1,594,904		1,616,829
VP Holding Company
A provider of school transportation services for special-needs and homeless children in Massachusetts and Connecticut.
10.69% Term Loan due 12/31/2025 (SOFR + 6.250%)	$2,136,412	05/17/18		2,132,824		2,107,998

Warner Pacific Insurance Services
A wholesale insurance broker focused on employee benefits.
9.42% Term Loan due 12/27/2027 (SOFR + 5.000%) (G)	$1,637,645	08/01/23		836,695		838,467
9.40% Term Loan due 12/13/2029 (SOFR + 5.000%) (G)	$85,881	12/23/24		85,031		84,893
				921,726		923,360

See Notes to Consolidated Financial Statements 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities - 106.16%: (A)	Principal Amount, Shares, Units or Ownership Percentage	Acquisition Date	Cost	Fair Value

Westminster Acquisition LLC
A manufacturer of premium, all-natural oyster cracker products sold under the Westminster and Olde Cape Cod brands.
Limited Liability Company Unit (B) (F)	370,241 uts.	08/03/15	370,241	48,131

Whitcraft Holdings, Inc.
A leading supplier of highly engineered components for commercial and military aircraft engines.
11.01% Term Loan due 02/15/2029 (SOFR + 6.500%) (G)	$956,104	02/15/23	870,308	896,583
Limited Liability Company Unit (B)	4,206 uts.	02/15/23	42,058	64,980
			912,366	961,563
Woodland Foods, Inc.
A provider of specialty dry ingredients such as herbs & spices, rice & grains, mushrooms & truffles, chilies, and other ingredients to customers within the industrial, foodservice, and retail end-markets.
9.87% Term Loan due 11/30/2027 (SOFR + 5.250%) (G)	$1,175,409	12/01/21	1,060,813	1,060,474
9.87% Incremental Term Loan due 12/01/2027 (SOFR + 5.250%)	$90,906	04/09/24	89,452	89,997
Limited Liability Company Unit (B) (F)	146 uts.	09/29/17	145,803	111,449
Limited Liability Company Unit Preferred (B) (F)	32 uts.	04/05/24	32,394	37,419
			1,328,462	1,299,339
World 50, Inc.
A provider of exclusive peer-to-peer networks for C-suite executives at leading corporations.
10.11% First Lien Term Loan due 03/22/2030 (SOFR + 5.750%) (G)	$1,712,692	03/22/24	1,598,947	1,615,043

Worldwide Electric Corporation
Develops, produces, and distributes electric motors, gear reducers, motor controls, generators, and frequency converters.
10.08% Term Loan due 10/03/2029 (SOFR + 5.750%) (G)	$982,236	10/03/22	841,946	844,261

Ziyad
An end-to-end importer, brand manager, value-added processor, and distributor of Middle Eastern and Mediterranean foods.
9.98% First Lien Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$983,371	02/08/22	903,990	899,713
9.98% Incremental Term Loan due 02/09/2028 (SOFR + 5.500%) (G)	$678,405	08/31/23	667,739	668,432
Limited Liability Company Unit (B) (F)	31 uts.	02/09/22	31,256	40,389
			1,602,985	1,608,534

Total Private Placement Investments (E)			$155,861,183	$164,260,330

See Notes to Consolidated Financial Statements 32

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Restricted Securities: (A) (Continued)	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Rule 144A Securities - 6.68%: (H)

Bonds - 6.68%
Bausch & Lomb	9.000	01/30/2028	$641,000	$622,391	$640,489
Carriage Purchaser Inc.	7.875	10/15/2029	750,000	605,781	709,270
Consolidated Communications Holdings	6.500	10/01/2028	750,000	709,658	721,589
County of Gallatin MT	11.500	09/01/2027	340,000	340,000	348,232
CSC Holdings LLC	5.000	11/15/2031	625,000	541,159	325,382
Frontier Communications	8.750	05/15/2030	194,000	194,000	205,037
Herbalife	12.250	04/15/2029	457,000	445,098	477,485
Inmarsat Finance PLC	9.000	09/15/2029	480,000	479,762	437,186
Liberty Cablevision of Puerto Rico	6.750	10/15/2027	750,000	695,540	678,600
LifePoint Health	11.000	10/15/2030	500,000	520,372	548,832
New Enterprise Stone & Lime Co Inc.	9.750	07/15/2028	505,000	490,912	516,432
Nielsen	9.290	04/15/2029	658,000	646,615	612,021
PRA Group	8.875	01/31/2030	850,000	855,674	880,370
Prince	9.000	02/15/2030	740,000	652,460	679,380
Radiology Partners, Inc	9.781	02/15/2030	750,000	712,071	699,855
Sabre Global	8.625	06/01/2027	752,887	714,054	753,145
Staples	10.750	09/01/2029	750,000	729,279	737,839
Terrier Media Buyer, Inc.	8.875	12/15/2027	428,000	417,910	321,098
Wilsonart	11.000	08/15/2032	750,000	740,027	735,132
Total Bonds				11,112,763	11,027,374

Common Stock - 0.00%
TherOX, Inc. (B) (I)			2 shs	—	—
Touchstone Health Partnership (B) (I)			292 shs	—	—
Total Common Stock				—	—

Total Rule 144A Securities				$11,112,763	$11,027,374

Total Corporate Restricted Securities				$166,973,945	$175,287,704
See Notes to Consolidated Financial Statements 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Corporate Public Securities - 5.27%: (A)	Spread	Interest Rate	Maturity Date	Principal Amount	Cost	Market Value

Bank Loans - 5.27%
AP Highlands		9.250	10/15/28	$437,794	$698,763	$698,391
Aretec Group Inc	3.500	7.857	08/09/30	847,870	849,989	848,531
BMC Software	5.750	0.000	07/30/32	1,000,000	987,500	984,170
Clear Channel Worldwide Holdings	7.500	7.500	08/31/27	600,000	595,366	589,500
C&W Communications	2.250	6.856	01/31/28	618,884	608,443	615,480
Fidelis	5.000	9.647	10/17/31	1,000,000	995,144	995,000
ICP Group	3.750	8.340	12/29/27	750,000	633,853	669,060
Medimpact Holdings Inc	7.250	11.707	03/31/28	628,828	573,956	631,972
Precisely	4.000	8.847	04/24/28	939,550	930,014	923,577
Team Health Holdings	5.250	9.835	03/02/27	553,000	540,191	533,645
Two Kings Casino	4.750	0.000	12/16/31	280,400	278,998	280,927
Syncsort Incorporated	7.250	12.097	04/23/29	222,222	221,293	213,889
Wilsonart	4.250	8.579	07/25/31	722,565	712,345	723,382
Total Bank Loans					8,625,855	8,707,524

Total Corporate Public Securities					$8,625,855	$8,707,524

Total Investments		111.43%			$175,599,801	$183,995,228
Other Assets		7.40				12,219,412
Liabilities		(18.83)				(31,093,214)
Total Net Assets		100.00%				$165,121,426

(A)    In each of the convertible note, warrant, convertible preferred and common stock investments, the issuer has agreed to provide certain registration rights.
(B)    Non-income producing security.
(C)    Security valued at fair value using methods determined in good faith by or under the direction of the Board of Trustees.
(D)    Defaulted security; interest not accrued.
(E)    Illiquid securities. As of December 31, 2024, the value of these securities amounted to $164,260,330 or 99.48% of net assets.
(F)    Held in PI Subsidiary Trust.
(G)    A portion of these securities contain unfunded commitments. As of December 31, 2024, total value of unfunded commitments amounted to $15,552,151 and had net unrealized depreciation of $(22,860) or (0.01)% of net assets. See Note 7.
(H)    Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(I)    Security received at zero cost through a restructuring of previously held debt or equity securities.

PIK    - Payment-in-kind
SOFR - Secure Overnight Financing Rate

See Notes to Consolidated Financial Statements 34

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Industry Classification:	Fair Value/ Market Value

AEROSPACE & DEFENSE - 5.59%
Accurus Aerospace	$453,548
Applied Aerospace Structures Corp.	421,590
Bridger Aerospace	182,998
Compass Precision	1,844,432
County of Gallatin MT	348,232
CTS Engines	1,253,278
Mission Microwave	570,295
Narda-MITEQ (JFL-Narda Partners, LLC)	1,570,945
Trident Maritime Systems	1,622,544
Whitcraft Holdings, Inc.	961,563
9,229,425
AIRLINES - 1.04%
Echo Logistics	1,711,806

AUTOMOTIVE - 3.75%
Aurora Parts & Accessories LLC (d.b.a Hoosier)	424,518
BBB Industries LLC - DBA (GC EOS Buyer Inc.)	480,910
EFC International	1,470,672
JF Petroleum Group	660,208
Omega Holdings	457,053
Randy's Worldwide	153,297
Spatco	1,250,867
SVI International, Inc.	1,291,083
6,188,608
BROKERAGE, ASSET MANAGERS & EXCHANGES - 1.86%
Aretec Group Inc	848,531
The Caprock Group	1,647,152
The Hilb Group, LLC	570,558
3,066,241
BUILDING MATERIALS - 2.14%
Decks Direct	1,556,952
New Enterprise Stone & Lime Co Inc.	516,432
Wilsonart	1,458,514
3,531,898
CABLE & SATELLITE - 0.87%
CSC Holdings LLC	325,382
Inmarsat Finance PLC	437,186
Liberty Cablevision of Puerto Rico	678,600
1,441,168
CHEMICALS - 1.82%
Americo Chemical Products	$694,679

Industry Classification:	Fair Value/ Market Value

ICP Group	$669,060
Polytex Holdings LLC	959,937
Prince	679,380
3,003,056
CONSUMER CYCLICAL SERVICES - 7.10%
CJS Global	2,187,925
LYNX Franchising	2,380,359
Mobile Pro Systems	1,462,426
ROI Solutions	1,030,828
Staples	737,839
Team Air (Swifty Holdings LLC)	2,349,989
Turnberry Solutions, Inc.	1,576,039
11,725,405

CONSUMER INDUSTRIAL - 0.57%
Tapco	946,682

CONSUMER PRODUCTS - 3.50%
AMS Holding LLC	24,863
Elite Sportswear Holding, LLC	243,653
Handi Quilter Holding Company	47,047
Ice House America	996,777
Jones Fish	1,761,221
Magnolia Wash Holdings (Express Wash Acquisition Company, LLC)	487,107
Renovation Brands (Renovation Parent Holdings, LLC)	878,700
Terrybear	1,339,275
5,778,643
DIVERSIFIED MANUFACTURING - 4.56%
HTI Technology & Industries Inc.	750,049
MNS Engineers, Inc.	999,000
Process Insights Acquisition, Inc.	710,242
Safety Products Holdings, Inc.	2,031,611
Standard Elevator Systems	1,505,449
Tank Holding	670,986
Therma-Stor Holdings LLC	13,619
Worldwide Electric Corporation	844,261
7,525,217
ELECTRIC - 2.36%
Cascade Services	811,968
Dwyer Instruments, Inc.	1,665,361
Energy Acquisition Company, Inc.	694,009
Pro Vision	728,636
3,899,974
See Notes to Consolidated Financial Statements 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Industry Classification:	Fair Value/ Market Value

ENVIRONMENTAL - 1.22%
ENTACT Environmental Services, Inc.	$1,022,233
Northstar Recycling	995,750
2,017,983
FINANCE COMPANIES - 1.16%
AP Highlands	698,391
Portfolio Group	1,210,135
1,908,526
FINANCIAL OTHER - 3.56%
Coduet Royalty Holdings, LLC	450,033
Cogency Global	1,583,373
Fidelis	995,000
Fortis Payments, LLC	1,124,576
PRA Group	880,370
UHY LLP	848,021
5,881,373
FOOD & BEVERAGE - 3.44%
California Custom Fruits & Flavors	316,941
Herbalife	477,485
PANOS Brands LLC	521,347
Sara Lee Frozen Foods	1,406,700
Westminster Acquisition LLC	48,131
Woodland Foods, Inc.	1,299,339
Ziyad	1,608,534
5,678,477
GAMING - 0.17%
Two Kings Casino	280,927

HEALTHCARE - 9.41%
Cadence, Inc.	1,195,143
Cloudbreak	1,634,519
Ellkay	615,157
GD Dental Services LLC	75,587
Golden Ceramic Dental Lab	1,329,890
Heartland Veterinary Partners	2,219,405
HemaSource, Inc.	829,007
Home Care Assistance, LLC	786,792
Illumifin	375,729
ISTO Biologics	571,829
LifePoint Health	548,832
Navia Benefit Solutions, Inc.	1,643,935
Office Ally (OA TOPCO, LP)	1,622,776
Parkview Dental Partners	854,144
Radiology Partners, Inc	699,855
Team Health Holdings	533,645
15,536,245

Industry Classification:	Fair Value/ Market Value

HEALTH INSURANCE - 0.56%
Warner Pacific Insurance Services	923,360

INDUSTRIAL OTHER - 17.20%
BKF Engineers	503,385
Caldwell & Gregory LLC	1,297,115
Concept Machine Tool Sales, LLC	464,061
Electric Equipment and Engineering	1,359,848
E.S.P. Associates, P.A.	736,317
Gojo Industries	628,598
Kings III	858,784
Madison Indoor Air Solutions	13,046,874
Media Recovery, Inc.	963,504
Ocelot Holdco	444,946
ProcessBarron (Process Equipment, Inc. / PB Holdings, LLC)	677,235
Polara (VSC Polara LLC)	892,813
RapidAir	323,514
SBP Holdings	680,095
Stratus Unlimited	1,272,732
Tencarva Machinery Company	1,607,338
Tipco Technologies	428,162
USA Industries	621,710
World 50, Inc.	1,615,043
28,422,074

LOCAL AUTHORITY - 0.89%
LeadsOnline	1,464,375

MEDIA & ENTERTAINMENT - 4.06%
Advantage Software	65,496
ASC Communications, LLC (Becker's Healthcare)	327,163
BrightSign	1,483,008
Clear Channel Worldwide Holdings	589,500
DistroKid (IVP XII DKCo-Invest, LP)	2,159,354
Music Reports, Inc.	1,273,646
Rock Labor	395,173
Terrier Media Buyer, Inc.	321,098
The Octave Music Group, Inc. (fka TouchTunes)	82,564
6,697,002

See Notes to Consolidated Financial Statements 36

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued) Barings Participation Investors December 31, 2024 2024 Annual Report

Industry Classification:	Fair Value/ Market Value

PACKAGING - 1.37%
Brown Machine LLC	$736,274
Diversified Packaging	1,049,478
Five Star Holding, LLC	478,653
2,264,405

PHARMACEUTICALS - 0.77%
Bausch & Lomb	640,489
Medimpact Holdings Inc	631,972
1,272,461
PROPERTY & CASUALTY - 1.20%
Pearl Holding Group	1,976,888

TECHNOLOGY - 23.71%
1WorldSync, Inc.	2,359,664
AdaCore Inc	789,974
Audio Precision	1,510,956
Becklar	772,275
Best Lawyers (Azalea Investment Holdings, LLC)	1,582,069
BMC Software	984,170
CAi Software	2,305,233
Cash Flow Management	915,779
CloudWave	1,734,738
Coherus Biosciences	292,739
Command Alkon	34,734
Comply365	627,671
DataServ	197,359
EFI Productivity Software	1,266,113
Follett School Solutions	1,674,163
GraphPad Software, Inc.	166,941
Net at Work	1,081,611
Newforma	727,856
Nielsen	612,021
Precisely	923,577
ProfitOptics	851,677
Recovery Point Systems, Inc.	1,308,121
RPX Corp	2,210,161
Ruffalo Noel Levitz	874,774
Sabre Global	753,145
Sandvine Corporation	19,921
Scaled Agile, Inc.	1,316,129
Smartling, Inc.	1,577,360
smartShift Technologies	1,367,938
Stackline	2,420,292
Syncsort Incorporated	213,889

Industry Classification:	Fair Value/ Market Value

Trintech, Inc.	$1,594,312
U.S. Legal Support, Inc.	2,473,824
VitalSource	1,616,829
39,158,015

TELECOM - WIRELINE INTEGRATED & SERVICES - 0.93%
Consolidated Communications Holdings	721,589
C&W Communications	615,480
Frontier Communications	205,037
1,542,106

TRANSPORTATION SERVICES - 6.62%
AIT Worldwide Logistics, Inc.	87,825
Carriage Purchaser Inc.	709,270
eShipping	1,017,362
FragilePAK	1,128,647
Pegasus Transtech Corporation	1,707,427
RoadOne IntermodaLogistics	576,946
Rock-it Cargo	2,375,127
SEKO Worldwide, LLC	1,212,286
VP Holding Company	2,107,998
10,922,888
Total Investments - 111.43%
(Cost - $175,599,801)	$183,995,228

See Notes to Consolidated Financial Statements 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS Barings Participation Investors
2024 Annual Report

1. History
Barings Participation Investors (the “Trust”) was organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated April 7, 1988.
The Trust is a diversified closed-end management investment company. Barings LLC (“Barings”), a wholly-owned indirect subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), acts as its investment adviser. The Trust’s investment objective is to maintain a portfolio of securities providing a current yield and, when available, an opportunity for capital gains. The Trust’s principal investments are privately placed, below-investment grade, long-term debt obligations including bank loans and mezzanine debt instruments. Such direct placement securities may, in some cases, be accompanied by equity features such as common stock, preferred stock, warrants, conversion rights, or other equity features. The Trust typically purchases these investments, which are not publicly tradable, directly from their issuers in private placement transactions. These investments are typically made to small or middle market companies. In addition, the Trust may invest, subject to certain limitations, in marketable debt securities (including high yield and/or investment grade securities) and marketable common stocks. Below-investment grade or high yield securities have predominantly speculative characteristics with respect to the capacity of the issuer to pay interest and repay capital.
On January 27, 1998, the Board of Trustees authorized the formation of a wholly-owned subsidiary of the Trust (“PI Subsidiary Trust”) for the purpose of holding certain investments. The results of the PI Subsidiary Trust are consolidated in the accompanying financial statements. Footnote 2.D below discusses the Federal tax consequences of the PI Subsidiary Trust. The effects of all internal transactions between the Trust and its wholly-owned subsidiary are eliminated in consolidation.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Trust in the preparation of its consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).
The Trustees have determined that the Trust is an investment company in accordance with Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies, for the purpose of financial reporting.
 A. Fair Value Measurements:
Under U.S. GAAP, fair value represents the price that should be received to sell an asset (exit price) in an orderly transaction between willing market participants at the measurement date.
Determination of Fair Value
The net asset value (“NAV”) of the Trust’s shares is determined as of the close of business on the last business day of each quarter, as of the date of any distribution, and at such other times as Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act, shall determine the fair value of the Trust’s investments, subject to the general oversight of the Board.
Barings has established a Pricing Committee which is responsible for setting the guidelines used in fair valuation following the procedures adopted by the Trustees and ensuring that those guidelines are being followed. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings, when determining the fair value of a security. Barings reports to the Board each quarter regarding the valuation of each portfolio security in accordance with the procedures and guidelines referred to above, which include the relevant factors referred to below. The consolidated financial statements include private placement restricted securities valued at $164,260,330 (99.48% of net assets) as of December 31, 2024 the values of which have been estimated by Barings based on the process described above in the absence of readily ascertainable market values. Due to the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.
Independent Valuation Process
The fair value of bank loans and equity investments that are unsyndicated or for which market quotations are not readily available, including middle-market bank loans, will be submitted to an independent provider to perform an independent valuation on those bank loans and equity investments as of the end of each quarter. Such bank loans and equity investments will be held at cost until such time as they are sent to the valuation provider for an initial valuation subject to override by the Adviser should it determine that there have been material changes in interest rates and/or the credit quality of the issuer. The independent valuation provider applies various methods (synthetic rating analysis, discounting cash flows, and re-underwriting analysis) to establish the rate of return a market participant would require (the “discount rate”) as of the valuation date, given market conditions, prevailing lending standards and the perceived credit quality of the issuer. Future expected cash flows for each investment are discounted back to present value using these discount rates in the discounted cash flow analysis. A range of value will be provided by the valuation provider and the Adviser will

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
determine the point within that range that it will use in making valuation determinations. The Adviser will use its internal valuation model as a comparison point to validate the price range provided by the valuation provider. If the Advisers’ Pricing Committee disagrees with the price range provided, it may make a fair value determination that is outside of the range provided by the independent valuation provider, such determination to be reported to the Trustees in the Adviser’s quarterly reporting to the Board. In certain instances, the Trust may determine that it is not cost-effective, and as a result is not in the shareholders’ best interests, to request the independent valuation firm to perform the Procedures on certain investments. Such instances include, but are not limited to, situations where the fair value of the investment in the portfolio company is determined to be insignificant relative to the total investment portfolio.
Following is a description of valuation methodologies used for assets recorded at fair value:
Corporate Public Securities at Fair Value – Bank Loans, Corporate Bonds, Preferred Stocks and Common Stocks
The Trust uses external independent third-party pricing services to determine the fair values of its Corporate Public Securities. At December 31, 2024, 100% of the carrying value of these investments was from external pricing services. In the event that the primary pricing service does not provide a price, the Trust utilizes the pricing provided by a secondary pricing service.
 Public debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust’s pricing services use multiple valuation techniques to determine fair value. In instances where significant market activity exists, the pricing services may utilize a market based approach through which quotes from market makers are used to determine fair value. In instances where significant market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal underlying prepayments, collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
The Trust’s investments in bank loans are normally valued at the bid quotation obtained from dealers in loans by an independent pricing service in accordance with the Trust’s valuation policies and procedures approved by the Trustees.
Public equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sales price of that day.
At least annually, Barings conducts reviews of the primary pricing vendors to validate that the inputs used in that vendors’ pricing process are deemed to be market observable as defined in the standard. While Barings is not provided access to proprietary models of the vendors, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The reviews also include an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes, credit rating levels and various durations. In addition, the pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. Barings believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the measurement date (exit prices) and are classified appropriately in the hierarchy.
Corporate Restricted Securities at Fair Value – Bank Loans, Corporate Bonds
The fair value of certain notes is generally determined using an internal model that discounts the anticipated cash flows of those notes using a specific discount rate. Changes to that discount rate are driven by changes in general interest rates, probabilities of default and credit adjustments. The discount rate used within the models to discount the future anticipated cash flows is considered a significant unobservable input. Increases/(decreases) in the discount rate would result in a (decrease)/increase to the notes’ fair value.
The fair value of certain distressed notes is based on an enterprise waterfall methodology which is discussed in the equity security valuation section below.
Corporate Restricted Securities at Fair Value – Common Stock, Preferred Stock and Partnerships & LLC’s
The fair value of equity securities is generally determined using an enterprise waterfall methodology. Under this methodology, the enterprise value of the company is first estimated and that value is then allocated to the company’s outstanding debt and equity securities based on the documented priority of each class of securities in the capital structure. Generally, the waterfall proceeds from senior debt, to senior and junior subordinated debt, to preferred stock, then finally common stock.
To estimate a company’s enterprise value, the company’s trailing twelve months earnings before interest, taxes, depreciation and amortization (“EBITDA”) is multiplied by a valuation multiple.

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2024 Annual Report
The EBITDA valuation multiple is the primary significant unobservable input. Increases/ (decreases) to the company’s EBITDA would result in increases/ (decreases) to the equity value.
Short-Term Securities
Short-term securities with more than sixty days to maturity are valued at fair value, using external independent third-party services. Short-term securities, of sufficient credit quality, having a maturity of sixty days or less are valued at amortized cost, which approximates fair value.
New Accounting Pronouncements
In June 2022, the FASB issued Accounting Standards Update, 2022-03, Fair Value Measurement (Topic 820), which affects all entities that have investments in equity securities measured at fair value that are subject to a contractual sale restriction ("ASU 2022-03"). The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring the fair value. The amendments also require additional disclosures for equity securities subject to contractual sale restrictions that are measured at fair value in accordance with Topic 820. The effective date for the amendments in ASU 2022-03 is for fiscal years beginning after December 15, 2023 and interim periods within those fiscal years. The Trust determined this guidance did not have a material impact
In November 2023, the FASB issued Accounting Standards Update, 2023-07, Segment Reporting (Topic 280) (“ASU 2023-07”), which applies to all entities that are required to report segment information in accordance with Topic 280, Segment Reporting. The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. The effective dates for the amendments in ASU 2023-07 are for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Trust determined this guidance will not have a material impact on its consolidated financial statements.
Segments
The Trust makes investments in securities of issuers that operate in various industries. The Trust represents a single reporting segment, where performance is measured against its single investment objective as described in Note 1. The segment generates revenues through debt investments, and on a limited basis, may acquire equity investments in portfolio companies. The accounting policies of the single segment are the same as those described in “Significant Accounting Policies.” The Trust has identified the President and Chief Financial Officer as the chief operating decision makers (“CODM”), who evaluate the performance of the single segment. The CODM uses segment net investment income before taxes and net increase in net assets resulting from operations to determine the capital allocation of the Trust, the dividend policy, and the Trust’s investment strategy, which is outlined in Note 1. As the Trust operates as a single reportable segment, the segment assets are presented on the accompanying Consolidated Statement of Assets and Liabilities as “total assets” and the net investment income before taxes, significant segment expenses, and net increase in net assets resulting from operations are presented on the accompanying Consolidated Statements of Operations.
Fair Value Hierarchy
The Trust categorizes its investments measured at fair value in three levels, based on the inputs and assumptions used to determine fair value. These levels are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)
The following table summarizes the levels in the fair value hierarchy into which the Trust’s financial instruments are categorized as of December 31, 2024.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
The fair values of the Trust’s investments disaggregated into the three levels of the fair value hierarchy based upon the lowest level of significant input used in the valuation as of December 31, 2024 are as follows:

Assets:	Total	Level 1	Level 2	Level 3
Restricted Securities
Corporate Bonds	$10,734,801	$—	$9,774,864	$959,937
Bank Loans	137,695,499	—	—	137,695,499
Common Stock - U.S.	4,285,172	—	—	4,285,172
Preferred Stock	657,453	—	—	657,453
Partnerships and LLCs	20,662,269	—	—	20,662,269
Public Securities
Bank Loans	8,707,524	—	6,424,633	2,282,891
Corporate Bonds	1,252,510	—	1,252,510	—
Total	$183,995,228	$—	$17,452,007	$166,543,221
See information disaggregated by issuer, security type, and industry classification in the Consolidated Schedule of Investments.
Quantitative Information about Level 3 Fair Value Measurements
The following table represents quantitative information about Level 3 fair value measurements as of December 31, 2024.

	Fair Value	Valuation Technique	Unobservable Inputs	Range	Weighted*
Bank Loans	$117,993,775	Income Approach	Implied Spread	8.7% - 19.4%	11.2%
	$2,642,212	Market Approach	Revenue Multiple	1.2x - 8.8x	7.9x
	$3,409,675	Market Approach	Earnings Multiple	6.5x - 19.0x	12.9x

Corporate Bonds	$959,937	Market Approach	Revenue Multiple	0.3x	0.3x

Equity Securities**	$24,324,799	Enterprise Value Waterfall Approach	Valuation Multiple	0.2x - 28.5x	12.5x

	$703,851	Market Approach	Revenue Multiple	1.2x - 11.5x	4.6x

Certain of the Trust’s Level 3 securities investments may be valued using unadjusted inputs that have not been internally developed by the Trust, including recently purchased securities held at cost. As a result, fair value of assets of $16,508,972 have been excluded from the preceding table.
* The weighted averages disclosed in the table above were weighted by relative fair value
** Including partnerships and LLC’s

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2024 Annual Report
Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Assets:	Beginning balance at 12/31/2023	Included in earnings	Purchases	Sales	Prepayments	Transfers into Level 3	Transfers out of Level 3	Ending balance at 12/31/2024
Restricted Securities
Corporate Bonds	$5,314,582	$(633,268)	$11,288	$(56,189)	$(3,676,476)	$—	$—	$959,937
Bank Loans	144,717,205	(3,079,853)	39,432,393	(3,189,714)	(40,184,532)	—	—	137,695,499
Common Stock - U.S.	2,555,922	974,664	2,079,805	(1,325,219)	—	—	—	4,285,172
Preferred Stock	1,490,355	(659,360)	42,158	(215,700)	—	—	—	657,453
Partnerships and LLCs	19,153,497	2,967,269	899,856	(2,358,353)	—	—	—	20,662,269
Public Securities
Bank Loans	—	(4,500)	2,287,391	—	—	—	—	2,282,891
Total	$173,231,561	$(435,048)	$44,752,891	$(7,145,175)	$(43,861,008)	$—	$—	$166,543,221
For the year ended December 31, 2024, transfers into and out of Level 3 were the result of changes in the observability of significant inputs for certain portfolio companies.

OID Amortization, Gains and Losses on Level 3 assets included in Net Increase in Net Assets resulting from Operations for the year are presented in the following accounts on the Statement of Operations:

	Net Increase / (Decrease) in Net Assets Resulting from Operations	Change in Unrealized (Depreciation) in Net Assets from assets still held
Interest - OID amortization	$571,071	$—
Net realized gain (loss) on investments before taxes	(303,167)	—
Net change in unrealized appreciation of investments before taxes	(702,952)	(702,952)
B. Accounting for Investments:
Investment Income
Investment transactions are accounted for on the trade date. Interest income, including the amortization of premiums and accretion of discounts on bonds held using the yield- to-maturity method, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Trust recognized a total of $673,374 of amortization during the year ended December 31, 2024 as included within Interest on the Consolidated Statement of Operations. Generally, when interest and/or principal payments on a loan become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on non-accrual status and will cease recognizing interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. The Trust writes off any previously accrued and uncollected interest when it is determined that interest is no longer considered collectible. As of December 31, 2024, the fair value of the Trust’s non-accrual assets was $979,857, or 0.5% of the total fair value of the Trust’s portfolio, and the cost of the Trust’s non-accrual assets was $2,069,418, or 1.2% of the total cost of the Trust’s portfolio.
Payment-in-Kind Interest
The Trust currently holds, and expects to hold in the future, some investments in its portfolio that contain Payment-in-Kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the investment, rather than being paid to the Trust in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income at the time of recognition, is included in the Trust’s taxable income and therefore affects the amount the Trust is required to distribute to its stockholders to maintain its qualification as a “regulated investment company” for federal income tax purposes, even though the Trust has not yet collected the cash. The Trust recognized a total of $1,046,911 of PIK interest for the year ended December 31, 2024, included within Interest on the Consolidated Statement of Operations. Generally, when current cash interest and/or principal payments on an investment become past due, or if the Trust otherwise does not expect the borrower to be able to service its debt and other obligations, the Trust will place the investment on PIK non-accrual status and will cease recognizing PIK interest income on that investment for financial reporting purposes until all principal and interest have been brought current through payment or due to a

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
restructuring such that the interest income is deemed to be collectible. The Trust writes off any accrued and uncollected PIK interest when it is determined that the PIK interest is no longer collectible. As of December 31, 2024, the Trust held no PIK non-accrual assets.
Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments
Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and Federal income tax purposes on the identified cost method.
C. Use of Estimates:
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
D. Federal Income Taxes:
The Trust has elected to be taxed as a “regulated investment company” under the Internal Revenue Code, and intends to maintain this qualification and to distribute substantially all of its net taxable income to its shareholders. In any year when net long-term capital gains are realized by the Trust, management, after evaluating the prevailing economic conditions, will recommend that the Trustees either designate the net realized long-term gains as undistributed and pay the Federal capital gains taxes thereon or distribute all or a portion of such net gains. For the year ended December 31, 2024, the Trust did not have realized taxable long-term capital gains.
The Trust is taxed as a regulated investment company and is therefore limited as to the amount of non-qualified income that it may receive as the result of operating a trade or business, e.g. the Trust’s pro rata share of income allocable to the Trust by a partnership operating company. The Trust’s violation of this limitation could result in the loss of its status as a regulated investment company, thereby subjecting all of its net income and capital gains to corporate taxes prior to distribution to its shareholders. The Trust, from time-to-time, identifies investment opportunities in the securities of entities that could cause such trade or business income to be allocable to the Trust. The PI Subsidiary Trust (described in Footnote 1 above) was formed in order to allow investment in such securities without adversely affecting the Trust’s status as a regulated investment company.
Net investment income and net realized gains or losses of the Trust as presented under U.S. GAAP may differ from distributable taxable earnings due to earnings from the PI Subsidiary Trust as well as certain permanent and temporary differences in the recognition of income and realized gains or losses on certain investments. In accordance with U.S. GAAP, the Trust has made reclassifications among its capital accounts. These reclassifications are intended to adjust the components of net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or net asset value of the Trust. As of December 31, 2024, the Trust made reclassifications to increase or (decrease) the components of net assets detailed below:

Paid-In Capital	Total Distributable Earnings	Realized Capital Losses
$(425,055)	$(3,554)	$428,609
The Trusts’ current income tax expense as shown on the Statement of Operations included excise tax expense of $425,000 and income tax expense related to realized gains on investments of $272,217. The $272,217 of income tax expense on realized gains on investments included income tax expense related to the PI Subsidiary Trust as described in the table below of $272,217 and $0 of capital gains tax.
The PI Subsidiary Trust is not taxed as a regulated investment company. Accordingly, prior to the Trust receiving any distributions from the PI Subsidiary Trust, all of the PI Subsidiary Trust’s taxable income and realized gains, including non-qualified income and realized gains, is subject to taxation at prevailing corporate tax rates. The PI Subsidiary Trust had $1,048,897 of taxable income as of December 31, 2024.
The components of income taxes included in the PI Subsidiary Trust were as follows:

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report

Income tax expense (benefit)
Current:
Federal	$266,519
State	5,698
Total current	$272,217
Deferred:
Federal	$(148,295)
State	4,369
Total deferred	(143,926)
Total income tax expense from continuing operations	$128,291
Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of the existing assets and liabilities and their respective tax basis. As of December 31, 2024, the PI Subsidiary Trust had $138,848 of net deferred tax liability.
The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2024 were as follows:

Deferred tax assets/(liabilities):
Business interest expense carryforward	$188,977
General business credit carryforward	168
State net operating loss carryforward	$61,859
Total deferred tax assets	251,004
Less valuation allowance	—
Net deferred tax asset	251,004
Unrealized gain on investments	(389,852)
Total deferred tax liabilities	(389,852)
Net deferred tax liability	$(138,848)
The PI Subsidiary Trust has a valuation allowance of $0 as of December 31, 2024. Management believes it is more likely than not that the deferred taxes will be realized.
The Trust recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, the Trust measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax positions not deemed to meet the “more-likely-than-not” threshold are reserved and recorded as a tax benefit or expense in the current year. All penalties and interest associated with income taxes are included in income tax expense. The Trust has evaluated and determined that the tax positions did not have a material effect on the Trust’s financial position and results of operations for the year ended December 31, 2024.
A reconciliation of the differences between the Trust’s income tax expense and the amount computed by applying the prevailing U.S. Federal tax rate to pretax income for the year ended December 31, 2024 is as follows:

	Amount	Percentage
Provision for income taxes at the U.S. federal rate	$399,377	21.00%
State tax, net of federal effect	10,291	0.50%
State deferred reprice and other true-ups	(281,377)	(14.80)%
Income tax expense	$128,291	6.70%
Each of the Trust’s and the PI Subsidiary Trust’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. The Trust and PI Subsidiary Trust file in various states and generally the prior four years remain subject to examination by each state’s respective taxing authority.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
E. Distributions to Shareholders:
The Trust records distributions to shareholders from distributable earnings, if any, on the ex-dividend date. The Trust’s dividend is declared four times per year. The Trust’s net realized capital gain distribution, if any, is declared in December.
The tax basis components of distributable earnings at December 31, 2024 are as follows:

Undistributed Ordinary Income	$10,600,057
Accumulated Net Realized Losses	(2,085,575)
Net Unrealized Appreciation	5,937,297
Other Temporary Differences / Subsidiary Trust	6,084,550
The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to partnership investments.
The following information is provided on a tax basis as of December 31, 2024:

Tax Cost	$178,057,386
Tax Unrealized Appreciation	12,842,422
Tax Unrealized Depreciation	(6,904,579)
Net Unrealized Appreciation	5,937,843
The tax character of distributions declared during the years ended December 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$16,725,552	$13,676,193
Long-term capital gains	—	—
3. Investment Services Contract
A. Services:
Under an Investment Services Contract (the “Contract”) with the Trust, Barings agrees to use its best efforts to present to the Trust a continuing and suitable investment program consistent with the investment objectives and policies of the Trust. Barings represents the Trust in any negotiations with issuers, investment banking firms, securities brokers or dealers and other institutions or investors relating to the Trust’s investments. Under the Contract, Barings also provides administration of the day-to-day operations of the Trust and provides the Trust with office space and office equipment, accounting and bookkeeping services, and necessary executive, clerical and secretarial personnel for the performance of the foregoing services.
B. Fee:
For its services under the Contract, Barings is paid a quarterly investment advisory fee equal to 0.225% of the value of the Trust's net assets as of the last business day of each fiscal quarter, an amount approximately equivalent to 0.90% on an annual basis. A majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust or of Barings, approve the valuation of the Trust’s net assets as of such day.
4. Borrowings
Senior Secured Indebtedness
MassMutual holds the Trust’s $15,000,000 Senior Floating Rate Convertible Note (the “Note”) issued by the Trust on December 13, 2023. The Note is due December 13, 2033 and accrues interest at the rate of SOFR plus 2.20% per annum. MassMutual, at its option, can convert the principal amount of the Note into common shares. The dollar amount of principal would be converted into an equivalent dollar amount of common shares based upon the average price of the common shares for ten business days prior to the notice of conversion. For the year ended December 31, 2024, the Trust incurred total interest expense on the Note of $1,124,185.
The Trust may redeem the Note, in whole or in part, at the principal amount proposed to be redeemed together with the accrued and unpaid interest thereon through the redemption date plus a Make Whole Premium. The Make Whole Premium equals the excess of (1) the present value of the scheduled payments of principal and interest which the Trust would have paid but for the proposed redemption, discounted at a rate which is equal to the lesser of (i) the interest rate applicable interest on the premium calculation date,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
and (ii) 0.50% plus the Treasury Constant Yield at such time, over (2) the principal of the Note proposed to be redeemed. If the amount designated in clause (1) above is equal to or less than the amount specified in clause (2) above, then the Make Whole Premium shall be 3.00%.
The Trust holds the Note at carrying value and at December 31, 2024, management estimates the fair value of the Note to be $15,000,000. The fair value measurement of the Note is categorized as a Level 3 liability under ASC 820. The fair value of the Note is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
Credit Facility
On July 22, 2021, MassMutual provided to the Trust, a five-year $15,000,000 committed revolving credit facility. Borrowings under the revolving credit facility bear interest, at the rate of LIBOR (London Interbank Offered Rate) plus 2.25% on the outstanding borrowings. The Trust will also be responsible for paying a commitment fee of 0.50% on the unused amount. On December 13, 2023, the Trust amended the credit agreement with MassMutual to increase the aggregate commitment amount by $7,500,000 to a total aggregate commitment amount of $22,500,000, extend the maturity date to December 13, 2028 and set the interest accrual to a rate of SOFR plus 2.20% on the outstanding borrowings. Deferred financing fees in the amount of $140,755 has been netted against the credit facility balance as presented on the Consolidated Statement of Assets & Liabilities at carrying value.
The average principal balance and interest rate for the period during which the credit facility was utilized for the year ended December 31, 2024, was approximately $3,600,000 and 7.29%, respectively. As of December 31, 2024, the principal balance outstanding was $8,500,000 at an interest rate of 7.29%. For the year ended December 31, 2024, the Trust incurred total interest expense on the Credit Facility of $267,670.
At December 31, 2024, the carrying value of the Credit Facility of $8,500,000 approximates fair value. The fair value measurement of the Credit Facility is categorized as a Level 3 liability under ASC 820. The fair value of the Credit Facility is based on a market yield approach and current interest rates, which are Level 3 inputs to the market yield model.
5. Purchases and Sales of Investments

	For the year ended 12/31/2024
	Cost of Investments Acquired	Proceeds from Sales or Maturities
Corporate restricted securities	$56,118,122	$55,880,287
Corporate public securities	2,037,371	1,451,955
6. Risks
Investment Risks
In the normal course of its business, the Trust trades various financial instruments and enters into certain investment activities with investment risks. These risks include:
Below Investment Grade (high yield/junk bond) Instruments Risk
Below investment grade securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations. Below investment grade debt instruments are considered to be predominantly speculative investments. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade debt instruments are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These instruments may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the financial markets generally and less secondary market liquidity. The prices of below investment grade debt instruments may be affected by legislative and regulatory developments. Because below investment grade debt instruments are difficult to value and are more likely to be fair valued, particularly during erratic markets, the values realized on their sale may differ from the values at which they are carried on the books of the Trust.
The Trust may invest in bonds and loans of corporate issuers that are, at the time of purchase, rated below investment grade by at least one credit rating agency or unrated but determined by Barings to be of comparable quality. The Trust may also invest in other below investment grade debt obligations. Barings consider both credit risk and market risk in making investment decisions for the Trust. If a

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
default occurs with respect to any below investment grade debt instruments and the Trust sells or otherwise disposes of its exposure to such instruments, it is likely that the proceeds would be less than the unpaid principal and interest. Even if such instruments are held to maturity, recovery by the Trust of its initial investment and any anticipated income or appreciation would be uncertain and may not occur. Market trading volume for high yield instruments is generally lower and the secondary market for such instruments could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer.
Borrowing and Leverage Risk
The Trust may borrow, subject to certain limitations, to fund redemptions, post collateral for hedges or to purchase loans, bonds and structured products prior to settlement of pending sale transactions. Any such borrowings, as well as transactions such as when-issued, delayed-delivery, forward commitment purchases and loans of portfolio securities, can result in leverage. The use of leverage involves special risks, and makes the net asset value of the Trust and the yield to shareholders more volatile. There can be no assurance that the Trust’s leveraging strategies would be successful. In addition, the counterparties to the Trust’s leveraging transactions will have priority of payment over the Trust’s shareholders.
Credit Risk
Credit risk is the risk that one or more debt obligations in the Trust’s portfolio will decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated instruments. They do not, however, evaluate the market value risk of below investment grade debt instruments and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the instruments. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on Barings’s credit analysis than would be the case with investments in investment grade instruments. Barings employ their own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trends.
One or more debt obligations in the Trust’s portfolio may decline in price, or fail to pay dividends, interest or principal when due because the issuer of the obligation experiences an actual or perceived decline in its financial status or due to changes in the specific or general market, economic, industry, political, regulatory, public health or other conditions.
Duration Risk
The Trust may invest in investments of any duration or maturity. Although stated in years, duration is not simply a measure of time. Duration measures the time-weighted expected cash flows of a security, which can determine the security’s sensitivity to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Trust’s duration. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Liquidity Risk
The Trust may, subject to certain limitations, invest in illiquid securities (i.e., securities that cannot be disposed of in current market conditions in seven calendar days or less without the disposition significantly changing the market value of the security). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Some securities may be subject to restrictions on resale. Illiquid securities may be difficult to value. Also, the Trust may not be able to dispose of illiquid securities at a favorable time or price when desired, and the Trust may suffer a loss if forced to sell such securities for cash needs. Below investment grade loans and other debt securities tend to be less liquid than higher-rated securities.
Loan Risk
The loans in which the Trust may invest are subject to a number of risks. Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Trust, a reduction in the value of the investment and a potential decrease in the net asset value of the Trust. There can be no assurance that the liquidation of any collateral securing a loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Trust could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. Loan participations and assignments involve credit risk,

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
interest rate risk, liquidity risk, and the risks of being a lender. Loans are not as easily purchased or sold as publicly traded securities and there can be no assurance that future levels of supply and demand in loan trading will provide the degree of liquidity which currently exists in the market. In addition, the terms of the loans may restrict their transferability without borrower consent.
These factors may have an adverse effect on the market price of the loan and the Trust’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Trust to obtain precise valuations of the high yield loans in its portfolio. The settlement period (the period between the execution of the trade and the delivery of cash to the purchaser) for some loan transactions may be significantly longer than the settlement period for other investments, and in some cases longer than seven days. It is possible that sale proceeds from loan transactions will not be available to meet redemption obligations, in which case the Trust may be required to utilize cash balances or, if necessary, sell its more liquid investments or investments with shorter settlement periods. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Trust, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Management Risk
The Trust is subject to management risk because it is an actively managed portfolio. Barings apply investment techniques and risk analyses in making investment decisions for the Trust, but there can be no guarantee that such techniques and analyses will produce the desired results.
Market Risk
The value of the Trust’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health and other conditions, as well as investor perceptions of these conditions. Such conditions may include, but are not limited to, war, terrorism, natural and environmental disasters and epidemics or pandemics (including the recent coronavirus pandemic), which may be highly disruptive to economies and markets. Such conditions may also adversely affect the liquidity of the Trust’s securities. The Trust is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Prepayment and Extension Risk
Prepayment and extension risk is the risk that a loan, bond or other investment might be called or otherwise converted, prepaid or redeemed before maturity. This risk is primarily associated with mortgage-backed and other asset-backed securities and floating rate loans. If the investment is converted, prepaid or redeemed before maturity, particularly during a time of declining interest rates or spreads, the Trust may not be able to invest the proceeds in other investments providing as high a level of income, resulting in a reduced yield to the Trust. Conversely, as interest rates rise or spreads widen, the likelihood of prepayment decreases and the maturity of the investment may extend. The Trust may be unable to capitalize on securities with higher interest rates or wider spreads because the Trust’s investments are locked in at a lower rate for a longer period of time.
7. Commitments and Contingencies
During the normal course of business, the Trust may enter into contracts and agreements that contain a variety of representations and warranties. The exposure, if any, to the Trust under these arrangements is unknown as this would involve future claims that may or may not be made against the Trust and which have not yet occurred. The Trust has no history of prior claims related to such contracts and agreements.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
At December 31, 2024, the Trust had the following unfunded commitments:

Delayed Draw Term Loans	Unfunded Amount	Unfunded Value
AdaCore Inc	$275,519	$281,483
Applied Aerospace Structures Corp.	23,125	23,115
Becklar	119,306	119,285
Best Lawyers	148,173	150,319
Caldwell & Gregory LLC	228,563	228,734
California Custom	73,457	73,966
Cascade Services	125,735	110,589
CTS Engines LLC	43,771	42,306
EFI Productivity Software	304,714	305,000
Energy Acquisition Company	39,000	38,977
Fortis Payments, LLC	36,166	35,926
Golden Ceramic Dental Lab	186,486	186,514
Ice House America	163,225	163,132
Jones Fish	198,047	202,745
Kings III	76,000	76,568
Net at Work	509,659	519,882
Northstar Recycling	253,550	253,534
Parkview Dental Partners	321,500	321,493
Process Insights Acquisition, Inc.	105,865	104,310
Randy's Worldwide	31,020	31,452
Rapidair Compressed Air Products	163,983	163,896
ROI Solutions	201,719	201,545
SBP Holdings	395,272	397,198
SPATCO	250,647	251,560
Stratus Unlimited	407,185	400,508
SVI International, Inc.	111,386	112,303
Tank Holding Corp	10,236	10,850
TAPCO	553,083	552,889
The Hilb Group, LLC	127,551	127,520
TIPCO TECHNOLOGIES	96,208	96,196
Trident Motion Technologies	102,273	97,323
UHY LLP	867,672	867,536
Warner Pacific Insurance Services	780,346	781,508
Whitcraft LLC	434,422	434,789
	$7,764,864	$7,764,951

Revolvers	Unfunded Amount	Unfunded Value
Accurus Aerospace	$12,196	$10,680
AdaCore Inc	101,913	104,119
Americo Chemical Products	120,041	120,401
Applied Aerospace Structures Corp.	23,160	23,381
ASC Communications, LLC	22,664	22,849
Becklar	103,058	103,039
Best Lawyers	110,577	111,650
BKF Engineers	165,590	165,578

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report

Revolvers	Unfunded Amount	Unfunded Value
BrightSign	$24,604	$25,228
CAi Software	117,873	119,115
Caldwell & Gregory LLC	172,500	172,614
California Custom Fruits & Flavors	55,093	55,245
Cash Flow Management	44,776	44,594
CJS Global	242,424	242,672
Cloudbreak	119,048	120,794
Cogency Global	82,652	83,511
Comply365	52,748	53,431
Connexus Resource Group	180,553	180,395
DataServ	48,077	48,681
Decks Direct, LLC	36,827	(9,757)
EFI Productivity Software	118,246	117,858
eShipping	170,937	172,557
Fortis Payments, LLC	62,695	62,511
Golden Ceramic Dental Lab	186,486	186,514
HemaSource, Inc.	202,373	206,304
Ice House America	51,351	51,283
ISTO Biologics	60,932	61,905
Jones Fish	199,610	201,905
Kings III	58,257	58,910
LeadsOnline	224,512	225,644
Magnolia Wash Holdings	9,246	8,091
Media Recovery, Inc.	284,076	284,292
Mission Microwave	71,310	60,753
Narda-MITEQ	207,682	209,462
Net at Work	130,682	133,238
Newforma	82,868	85,212
Northstar Recycling	208,264	208,251
Office Ally	133,124	134,101
Omega Holdings	176,932	178,845
Polara	108,266	109,319
Process Insights Acquisition, Inc.	11,769	11,531
ProfitOptics	96,774	98,814
Pro-Vision	192,019	192,129
Randy's Worldwide	12,315	12,498
Rapidair Compressed Air Products	81,992	81,948
RoadOne IntermodaLogistics	80,072	82,371
Rock Labor	57,867	58,243
RPX Corp	252,041	252,308
SBP Holdings	162,503	163,996
Smartling, Inc.	101,471	102,428
smartShift Technologies	168,014	171,291
SPATCO	204,986	205,606
Standard Elevator Systems	111,102	104,190
SVI International, Inc.	111,386	112,303
Tank Holding Corp	21,818	21,780

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report

Revolvers	Unfunded Amount	Unfunded Value
TAPCO	$201,121	$201,056
Tencarva Machinery Company	297,534	296,537
The Caprock Group	105,981	106,897
The Hilb Group, LLC	77,714	77,694
TIPCO TECHNOLOGIES	51,507	51,504
Trident Motion Technologies	68,182	64,882
Trintech Inc	88,010	88,897
UHY LLP	229,678	229,642
Whitcraft LLC	59,521	62,977
Woodland Foods, Inc.	103,181	103,123
World 50, Inc.	83,947	84,736
Worldwide Electric Corporation	124,224	124,194
Ziyad	69,203	68,450
	$7,810,155	$7,787,200

Total Unfunded Commitments	$15,575,019	$15,552,151
As of December 31, 2024, unfunded commitments had net unrealized depreciation of $(22,860) or (0.01)% of net assets.
8. Aggregate Remuneration Paid to Officers, Trustees and Their Affiliated Persons
For the year ended December 31, 2024, the Trust paid its Trustees aggregate remuneration of $258,620. Each of the Messrs. Noreen and Mihalick is an "interested person" (as defined by the 1940 Act) of the Trust. No compensation is paid by the Trust to Trustees who are "interested persons" of the Trust due to their status as an employee or officer of Barings. Mr. Noreen is not an employee or officer of Barings and Mr. Noreen retired from MassMutual in April 2024; as a result, effective May 1, 2024, the Trust paid Mr. Noreen's compensation.
All of the Trust’s officers are employees of Barings or MassMutual. Pursuant to the Contract, the Trust does not compensate its officers who are employees of Barings or MassMutual. For the period January 1, 2024, to August 31, 2024, the Trust's Chief Compliance Officer was a Principal Consultant of ACA Group ("ACA"). For the period January 1, 2024, to August 31, 2024, the Trust paid ACA an annual fee plus out-of-pocket expenses for the provision of personnel and services provided related to the Trust's compliance program. For the period September 1, 2024, to December 31, 2024, Barings paid the compensation of the Chief Compliance Officer of the Trust.
Mr. Noreen is an “affiliated person” (as defined by the 1940 Act) of MassMutual and Barings. Mr. Mihalick is an “affiliated person” (as defined by the 1940 Act) of Barings.
9. Certifications (Unaudited)
As required under New York Stock Exchange (“NYSE”) Corporate Governance Rules, the Trust’s principal executive officer has certified to the NYSE that she was not aware, as of the certification date, of any violation by the Trust of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Trust’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-PORT, relating to, among other things, the Trust’s disclosure controls and procedures and internal control over financial reporting, as applicable.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued) Barings Participation Investors
2024 Annual Report
10. Quarterly Results of Investment Operations (Unaudited)

	March 31, 2024
	Amount	Per Share
Investment income	$4,893,728
Net investment income	3,803,025	$0.36
Net realized and unrealized gain on investments (net of taxes)	1,215,601	0.11

	June 30, 2024
	Amount	Per Share
Investment income	$5,086,752
Net investment income	4,066,458	$0.38
Net realized and unrealized gain on investments (net of taxes)	(887,643)	(0.08)

	September 30, 2024
	Amount	Per Share
Investment income	$4,532,695
Net investment income	3,553,378	$0.33
Net realized and unrealized gain on investments (net of taxes)	105,389	0.01

	December 31, 2024
	Amount	Per Share
Investment income	$6,553,375
Net investment income (net of taxes)	5,077,391	$0.48
Net realized and unrealized gain on investments (net of taxes)	313,534	0.03
11. Subsequent Events
The Trust has evaluated the possibility of subsequent events after the balance sheet date of December 31, 2024, through the date that the financial statements are issued. The Trust has determined that there are no material events that would require recognition or disclosure in this report through this date, except as provided below.

Barings Participation Investors
2024 Annual Report
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Barings Participation Investors,
Opinion on the Consolidated Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of Barings Participation Investors and subsidiary (the Trust), including the consolidated schedule of investments, as of December 31, 2024, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for each of the years in the five-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Trust as of December 31, 2024, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2024, by correspondence with custodians and agent banks, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of the Trust since 2004.
Charlotte, North Carolina
March 1, 2025

Barings Participation Investors
2024 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
Clifford M. Noreen* (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee/ Chairman	Term expires 2027; Trustee since 2009	Head of Global Investment Strategy (2019-April 2024), and Deputy Chief Investment Officer and Managing Director (2016-2018), MassMutual.	106
President (2005-2009), Vice President (1993-2005) of the Trust; Chairman (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Trustee (since 2021), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); Member of the Board of Managers (since 2008), Jefferies Finance LLC (finance company); Member of the Investment Committee (since 2005), Baystate Health Systems; Member of the Investment Committee (since 1999), Diocese of Springfield; Trustee (2009-April 2024), MassMutual Asset Finance LLC (equipment financing company); Member of the Board of Managers (2011-2016), Wood Creek Capital Management, LLC (investment advisory firm); President (2009-2015), Senior Vice President (1996-2009), HYP Management LLC (LLC Manager); Director (2005-2013), MassMutual Corporate Value Limited (investment company); and Director (2005-2013), MassMutual Corporate Value Partners Limited (investment company).

* Mr. Noreen is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his position as an Officer of the Trust and his former position as President of Barings.

Barings Participation Investors
2024 Annual Report
INTERESTED TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director
David M. Mihalick* (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2025; Trustee since May 2022	Head of Private Assets (since 2021), Head of U.S. Public Fixed Income and Member of Global Investment Grade Allocation Committee (2019-2021), and Head of U.S. High Yield and Member of Global High Yield Allocation Committee (2017-2021), Barings LLC.	5	Trustee (since 2022), Barings Corporate Investors; Director (since 2020), Barings BDC, Inc. (business development company advised by Barings); Director (since 2021), Barings Capital Investment Corporation (business development company advised by Barings); Trustee (since 2020), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Trustee (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).
* Mr. Mihalick is classified as an “interested person” of the Trust and Barings (as defined by the 1940 Act), because of his current position at Barings.

Barings Participation Investors
2024 Annual Report
INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Michael H. Brown (67) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2005	Private Investor (since 2005); Managing Director (1994-2005), Morgan Stanley.	2	Trustee (since 2005), Barings Corporate Investors; Independent Director (2006-2014), Invicta Holdings LLC and its subsidiaries (derivative trading company owned indirectly by MassMutual).

Barbara M. Ginader (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2013	Retired (since 2018); General Partner (1993-2018), Boston Ventures Management (private equity firm).	2	Trustee (since 2013), Barings Corporate Investors; Member of the Board of Overseers (2013-2014), MSPCA-Angell Memorial Hospital; Member of the Grants Committee (2012-2017), IECA Foundation; Managing Director (1993-2018), Boston Ventures IV, L.P., Boston Ventures V, L.P. and Boston Ventures VI, L.P. (private equity funds).

Edward P. Grace III (74) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2027; Trustee since 2012	President (since 1997), Phelps Grace International, Inc. (investment management); and Managing Director (1998-2018), Grace Venture Partners LP (venture capital fund).	2	Trustee (since 2012), Barings Corporate Investors; Director (since 2012), Benihana, Inc. (restaurant chain); Director (since 1998), Shawmut Design and Construction (construction management and general contracting firm); Director (2011-2018), Firebirds Wood Fired Holding Corporation (restaurant chain); and Director (2010-2017), Larkburger, Inc. (restaurant chain).

Susan B. Sweeney (72) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee / Nominee	Term expires 2025; Trustee since 2012	Retired (since 2014); Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Company of America.	106	Trustee (since 2012), Barings Corporate Investors; Trustee (since 2009), MassMutual Select Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2009), MML Series Investment Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2012) MML Series Investment Funds II (open-end investment company advised by MML Investment Advisers); Trustee (since 2012), MassMutual Funds (open-end investment company advised by MML Investment Advisers); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company advised by MML Investment Advisers); and Trustee (2021-2022), Barings Private Equity Opportunities and Commitments Fund (formerly known as MassMutual Access Pine Point Fund) (closed-end investment company formerly advised by MML Investment Advisers).

Barings Participation Investors
2024 Annual Report
INDEPENDENT TRUSTEES

Name (Age), Address	Position(s) With The Trust(s)	Office Term and Length of Time Served	Principal Occupations During Past 5 Years	Portfolios Overseen in Fund Complex	Other Directorships Held by Director

Maleyne M. Syracuse (68) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Trustee	Term expires 2026; Trustee since 2007	Private Investor (since 2007); Managing Director (2000-2007), JP Morgan Securities, Inc. (investment banking).	2
Trustee (since 2007), Barings Corporate Investors; Member of the Board of Directors (since 1998), Board President (2002-2021) and Board Treasurer (since 2023), Peters Valley School of Craft (non-profit arts organization); and Member of the Board of Directors (since 2022), Cornelia Connelly Center (non-profit educational organization).

Barings Participation Investors
2024 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Christina Emery (51) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	President	Since 2020
Vice President (2018-2020) of the Trust; Managing Director (since 2011), Director (2005-2011), Barings; President (since 2020), Vice President (2018-2020), Barings Corporate Investors; and Trustee (since 2020), President (since 2020), CI Subsidiary Trust and PI Subsidiary Trust.

Christopher Hanscom (41) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Financial Officer & Treasurer	Chief Financial Officer Since 2022; Treasurer Since 2017	Sr. Director (since 2023), Director (2018-2023), Associate Director (2015-2018), Analyst (2005-2015), Barings; Chief Financial Officer (since 2022), Treasurer (since 2017), Barings Corporate Investors; Trustee (since 2022), Chief Financial Officer (since 2022), Assistant Controller (2020-2022), CI Subsidiary Trust and PI Subsidiary Trust; and Chief Financial Officer (since January 2023), Treasurer (2021-2023), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Ashlee Steinnerd (43) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Legal Officer	Since 2023
Secretary (2020-2023) of the Trust; Managing Director (since 2022), Head of Regulatory (since 2021), Director (2019-2022), Barings; Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Corporate Investors; Chief Legal Officer (since 2023), Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings BDC, Inc. (business development company advised by Barings); Chief Legal Officer (since 2023), Secretary (2020-2023), Barings Capital Investment Corporation (business development company advised by Barings); Chief Legal Officer (since 2023), Secretary (2021-2023), Barings Private Credit Corporation (business development company advised by Barings); Chief Legal Officer (2023-2024), Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Senior Counsel (2011-2019), Securities and Exchange Commission.

Itzbell Branca (48) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Chief Compliance Officer	Since September 2024	Senior Director (since September 2024), Director (2019-September 2024), Barings; Chief Compliance Officer (since September 2024), Barings Corporate Investors; Chief Compliance Officer (since September 2024), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Chief Compliance Officer (since September 2024), Barings BDC, Inc. (business development company advised by Barings); Chief Compliance Officer (since September 2024), Barings Capital Investment Corporation (business development company advised by Barings); and Chief Compliance Officer (since September 2024), Barings Private Credit Corporation (business development company advised by Barings).

Andrea Nitzan (57) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Principal Accounting Officer	Since 2023	Managing Director and Chief Accounting Officer (since 2020), Barings; Principal Accounting Officer (since 2023), Barings Corporate Investors; Principal Accounting Officer (since 2023), CI Subsidiary Trust and PI Subsidiary Trust; and Treasurer (since 2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings).

Barings Participation Investors
2024 Annual Report
 OFFICERS OF THE TRUST

Name (Age), Address	Position(s) With The Trust(s)	Time Served	Principal Occupation(s) During the Past 5 Years

Alexandra Pacini (32) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Secretary	Since 2023	Assistant Secretary (2020-2023) of the Trust; Director (since 2023), Associate Director (2021-2023), Analyst (2017-2021), Barings; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Corporate Investors; Secretary (since 2023), Assistant Secretary (2020-2023), CI Subsidiary Trust and PI Subsidiary Trust; Secretary (since 2023), Assistant Secretary (2020-2023), Barings Global Short Duration High Yield Fund (close-end investment company advised by Barings); Secretary (since 2023), Assistant Secretary (2020-2023), Barings BDC, Inc. (business development company advised by Barings); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Capital Investment Corporation (business development company advised by Barings); Secretary (since 2023), Assistant Secretary (2021-2023), Barings Private Credit Corporation (business development company advised by Barings); Secretary (2023-2024), Assistant Secretary (2022-2023), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024); and Assistant Secretary (2020-2021), Barings Funds Trust (open-end investment company advised by Barings until 2021).

Sean Feeley (57) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2011
Managing Director (since 2003), Barings; Vice President (since 2011), Barings Corporate Investors; Vice President (since 2011), CI Subsidiary Trust and PI Subsidiary Trust; and President (since 2017), Vice President (2012-2017), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings).

Joseph Evanchick (60) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Vice President	Since 2023	Managing Director (since 2012), Barings; Vice President (since 2023), Barings Corporate Investors; and Vice President (since 2023), CI Subsidiary Trust and PI Subsidiary Trust.

Matthew Curtis (53) 300 South Tryon Street Suite 2500 Charlotte, NC 28202	Tax Officer	Since 2022	Managing Director and Global Head of Tax (since 2017), Barings; Tax Officer (since 2022), Barings Corporate Investors; Tax Officer (since 2022), CI Subsidiary Trust and PI Subsidiary Trust; Tax Officer (since 2022), Barings BDC, Inc. (business development company advised by Barings); Tax Officer (since 2022), Barings Capital Investment Corporation (business development company advised by Barings); Tax Officer (since 2022), Barings Private Credit Corporation (business development company advised by Barings); Tax Officer (since 2022), Barings Global Short Duration High Yield Fund (closed-end investment company advised by Barings); and Tax Officer (2022-2024), Barings Private Equity Opportunities and Commitments Fund (a non-diversified, closed-end management investment company advised by Barings until February 2024).
 * Officers hold their position with the Trusts until a successor has been duly elected and qualified. Officers are generally elected annually by the Board of each Trust. The officers were last elected on November 14, 2024.

Barings Participation Investors
2024 Annual Report

APPROVAL OF INVESTMENT SERVICES CONTRACT
At a meeting of the Trustees held on November 14, 2024, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously approved a one-year continuance of the Contract.

Prior to the meeting, the Trustees requested and received from Ropes & Gray LLP, counsel to the Trust, a memorandum describing the Trustees’ legal responsibilities in connection with their review and re-approval of the Contract. The Trustees also requested and received from Barings extensive written and oral information regarding, among other matters: the principal terms of the Contract; the reasons why Barings was proposing the continuance of the Contract; Barings and its personnel; the Trust’s investment performance, including comparative performance information; the nature and quality of the services provided by Barings to the Trust; financial results and condition of Barings; the fee arrangements between Barings and the Trust; fee and expense information, including comparative fee and expense information; profitability of the advisory arrangement to Barings; and “fallout” benefits to Barings resulting from the Contract.

In connection with their deliberations regarding the continuation of the Contract, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees’ conclusion as to the continuance of the Contract was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements between Barings and the Trust are the result of years of review and discussion between the independent Trustees and Barings, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.
Nature, Extent and Quality of Services to be Provided by Barings to the Trust
In evaluating the scope and quality of the services provided by Barings to the Trust, the Trustees considered, among other factors: (i) the scope of services required to be provided by Barings under the Contract; (ii) Barings’ ability to find and negotiate private placement securities that are consistent with the stated investment objectives of the Trust; (iii) the experience and quality of Barings’ staff; (iv) the strength of Barings’ financial condition; (v) the nature of the private placement market compared to public markets (including the fact that finding, analyzing, negotiating and servicing private placement securities is more labor-intensive than buying and selling public securities and the administration of private placement securities is more extensive, expensive, and requires greater time and expertise than a portfolio of only public securities); (vi) the potential advantages afforded to the Trust by its ability to co-invest in negotiated private placements with MassMutual and its affiliates; and (vii) the scope of services provided by Barings in light of regulatory and legislative initiatives that have required increased legal, compliance and business attention and diligence. Based on such considerations, the Trustees concluded that, overall, they are satisfied with the nature, extent and quality of services provided by Barings, and expected to be provided in the future, under the renewed Contract.
Investment Performance
The Trustees also examined the Trust’s short-term, intermediate-term, and long-term performance as compared against various benchmark indices presented at the meeting, which showed that the Trust had outperformed the Credit Suisse Leveraged Loan Index for the 3-month, year-to-date, 1-. 3-, 5- and 10 year periods. The Trust had outperformed the Bloomberg Barclays US Corporate High Yield Index for the 3-month, year-to-date, 1-, 3-, 5- and 10-year periods in each case ended June 30, 2024. In addition, the Trustees considered comparisons of the Trust’s performance with the performance of (i) selected closed-end investment companies and funds that may invest in private placement securities and/or bank loans; (ii) selected business development companies with comparable types of investments; and (iii) investment companies included in the Lipper closed-end bond universe. The Trustees considered that, while such comparisons are helpful in judging performance, they are not directly comparable in terms of types of investments. Based on these considerations and the detailed performance information provided to the Trustees at the regular Board meetings each quarter, the Trustees concluded that the Trust’s absolute and relative performance over time have been sufficient to warrant renewal of the Contract.
Advisory Fee/Costs of Services Provided and Profitability/ Manager’s “Fallout” Benefits
In connection with the Trustees’ consideration of the advisory fee paid by the Trust to Barings under the Contract, Barings noted that it was unaware of any registered closed-end investment companies that are directly comparable to the Trust in terms of the types of investments and percentages invested in private placement securities (which require more extensive advisory and administrative services than a portfolio of publicly traded securities, as previously discussed) other than Barings Corporate Investors, which is also advised by Barings. Under the terms of its Investment Services Contract, Barings Corporate Investors is charged a quarterly investment advisory fee of 0.3125% of net asset value as of the end of each quarter, which is approximately equal to 1.25% annually. In considering the fee rate provided in the Contract, the Trustees noted the advisory fee charged by Barings to various private and

Barings Participation Investors
2024 Annual Report
public funds that Barings manages that invest in similar asset classes, and observed that the fee charged to Barings Corporate Investors is lower than the Trust’s advisory fee.

At the request of the Trustees, Barings provided information concerning the profitability of Barings’ advisory relationship with the Trust. The Trustees also considered the non-economic benefits Barings and its affiliates derived from its relationship with the Trust, including the reputational benefits derived from having the Trust listed on the New York Stock Exchange, and the de minimis amount of commissions resulting from the Trust’s portfolio transactions used by Barings for third-party soft dollar arrangements. The Trustees recognized that Barings should be entitled to earn a reasonable level of profit for services provided to the Trust and, based on their review, concluded that they were satisfied that Barings’ historical level of profitability from its relationship with the Trust was not excessive and that the advisory fee under the Contract is reasonable.
Economies of Scale
The Trustees considered the concept of economies of scale and possible advisory fee reductions if the Trust were to grow in assets. Given that the Trust is not continuously offering shares, such growth comes principally from retained net realized gain on investments and dividend reinvestment. The Trustees concluded that the absence of breakpoints in the fee schedule under the Contract was currently acceptable given the Trust’s current size and closed-end fund structure.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees (including a majority of the Trustees who are not “interested persons” of the Trust or Barings) unanimously concluded that the Trust’s Contract should be continued for an additional one-year period.

Barings Participation Investors
2024 Annual Report

DIVIDEND REINVESTMENT AND SHARE PURCHASE PLAN
Barings Participation Investors (the “Trust”) offers a Dividend Reinvestment and Share Purchase Plan (the “Plan”). The Plan provides a simple way for shareholders to add to their holdings in the Trust through the receipt of dividend shares issued by the Trust or through the investment of cash dividends in Trust shares purchased in the open market. A shareholder may join the Plan by filling out and mailing an authorization card to SS&C GIDS, the Transfer Agent.
Participating shareholders will continue to participate until they notify the Transfer Agent, in writing, of their desire to terminate participation. Unless a shareholder elects to participate in the Plan, he or she will, in effect, have elected to receive dividends and distributions in cash. Participating shareholders may also make additional contributions to the Plan from their own funds. Such contributions may be made by personal check or other means in an amount not less than $10 nor more than $5,000 per quarter. Cash contributions must be received by the Transfer Agent at least five days (but no more then 30 days) before the payment date of a dividend or distribution.
Whenever the Trust declares a dividend payable in cash or shares, the Transfer Agent, acting on behalf of each participating shareholder, will take the dividend in shares only if the net asset value is lower than the market price plus an estimated brokerage commission as of the close of business on the valuation day. Pursuant to the Trust’s Policy on the Determination of Fair Value, the net asset value of the Trust’s shares is determined by Barings, as the Trust’s valuation designee under Rule 2a-5 of the 1940 Act. Barings considers all relevant factors that are reasonably available, through either public information or information directly available to Barings on the valuation date. The valuation day is the last day preceding the day of dividend payment.
When the dividend is to be taken in shares, the number of shares to be received is determined by dividing the cash dividend by the net asset value as of the close of business on the valuation date or, if greater than net asset value, 95% of the closing share price. If the net asset value of the shares is higher than the market value plus an estimated commission, the Transfer Agent, consistent with obtaining the best price and execution, will buy shares on the open market at current prices promptly after the dividend payment date.
The reinvestment of dividends does not, in any way, relieve participating shareholders of any federal, state or local tax. For federal income tax purposes, the amount reportable in respect of a dividend received in newly-issued shares of the Trust will be the fair market value of the shares received, which will be reportable as ordinary income and/or capital gains.
As compensation for its services, the Transfer Agent receives a fee of 5% of any dividend and cash contribution (in no event in excess of $2.50 per distribution per shareholder.)
Any questions regarding the Plan should be addressed to SS&C GIDS, Agent for Barings Participation Investors’ Dividend Reinvestment and Share Purchase Plan, P.O. Box 219086, Kansas City, MO 64121-9086.

Members of the Board of Trustees
Michael H. Brown* Private Investor	Barbara M. Ginader* Private Investor	Edward P. Grace* President Phelps Grace International, Inc
David M. Mihalick Head of Private Assets, Barings	Clifford M. Noreen Retired - Head of Global Investment Strategy MassMutual Life Insurance Company	Susan B. Sweeney* Private Investor
Maleyne M. Syracuse* Private Investor

Officers
Christina Emery President	Andrea Nitzan Principal Accounting Officer	Alexandra Pacini Secretary
Ashlee Steinnerd Chief Legal Officer	Robert Spengler, Jr. Chief Compliance Officer	Christopher Hanscom Chief Financial Officer and Treasurer
Sean Feeley Vice President	Joseph Evanchick Vice President	Matthew Curtis Tax Officer

* Member of the Audit Committee

Barings
PARTICIPATION INVESTORS
2024 Annual Report

C16.959

ITEM 2. CODE OF ETHICS.
The Registrant adopted a Code of Ethics for senior financial officers (the "Code") on October 17, 2003, which is available on the Registrant's website at www.barings.com/mpv. During the period covered by this Form N-CSR, there were no amendments to, or waivers from, the Code.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Registrant's Board of Trustees has determined that Ms. Barbara M. Ginader, a Trustee of the Registrant and a member of its Audit Committee, is an audit committee financial expert. Ms. Ginader is "independent" for purposes of this Item 3 as required by applicable regulation.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The Registrant has engaged its principal accountant, KPMG LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years by KPMG LLP.
Fees Billed to the Registrant:

	KPMG LLP	KPMG LLP
	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$195,000	$182,000
Audit-Related Fees	—	—
Tax Fees	71,000	65,700
All Other Fees	—	—
Total Fees	$266,000	$247,700
Non-Audit Fees Billed to Barings and MassMutual:

	KPMG LLP	KPMG LLP
	Year Ended December 31, 2024	Year Ended December 31, 2022
Audit-Related Fees	$2,229,000	$2,252,000
Tax Fees	22,385,000	19,526,000
All Other Fees	126,000	465,000
Total Fees	$24,740,000	$22,243,000

The category "Audit Fees" refers to fees incurred for an audit of the Registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements for those fiscal years. The category "Audit-Related Fees" reflects fees billed by KPMG LLP for various non-audit and non-tax services rendered to the Registrant, Barings and MassMutual, such as a SOC - 1 review, consulting and agreed upon procedures reports. Preparation of federal, state and local income tax and tax compliance work are representative of the fees reported in the "Tax Fees" category. The category "All Other Fees" represents fees billed by KPMG LLP for consulting rendered to the Registrant, Barings and MassMutual.

The Sarbanes-Oxley Act of 2002 and its implementing regulations allow the Registrant's Audit Committee to establish a pre-approval policy for certain services rendered by the Registrant's principal accountant. During 2024, the Registrant's Audit Committee approved all of the services rendered to the Registrant by KPMG LLP and did not rely on such a pre-approval policy for any such services.

The Audit Committee has also reviewed the aggregate fees billed for professional services rendered by KPMG LLP for 2023 and 2024 for the Registrant and for the non-audit services provided to Barings, and Barings' parent, MassMutual. As part of this review, the Audit Committee considered whether the provision of such non-audit services was compatible with maintaining the principal accountant's independence.

The 2023 fees billed represent final 2023 amounts, which may differ from the preliminary figures available as of the filing date of the Registrant's 2023 Annual Form N-CSR and include, among other things, fees for services that may not have been billed as of the filing date of the Registrant's 2023 Annual Form N-CSR, but are now properly included in the 2023 fees billed to the Registrant, Barings and MassMutual.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)    The Registrant maintains an Audit Committee composed exclusively of Trustees of the Registrant who qualify as "independent" Trustees under the current listing standards of the New York Stock Exchange and the rules of the U.S. Securities and Exchange Commission. The Audit Committee operates pursuant to a written Audit Committee Charter, which is available (1) on the Registrant's website, www.barings.com/mpv and (2) without charge, upon request, by calling, toll-free 866-399-1516. The current members of the Audit Committee are Michael H. Brown, Barbara M. Ginader, Edward P. Grace, III, Susan B. Sweeney and Maleyne M. Syracuse.

(b)    Not applicable.
ITEM 6. INVESTMENTS
(a)    A schedule of investments for the Registrant is included as part of this report to shareholders under Item 1 of this Form N-CSR.
(b)    Not applicable.
ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable to the Registrant.
(b)    Not applicable to the Registrant.
ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable to the Registrant.
ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.
Not applicable. Included in Item 1.
ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Summary of Barings’ Global Proxy Voting Policy:
Barings understands that the voting of proxies is an integral part of its investment management responsibilities and believes, as a general principle, that proxies should be acted upon (voted or abstained) solely in the best interest of its clients (i.e. in a manner believed by Barings to best pursue a client’s investment objectives). To implement this general principle, Barings engages a proxy service provider (“Service Provider”) that is responsible for processing and maintaining records of proxy votes. In addition, the Service Provider, a recognized authority on proxy voting and corporate governance, provides research and recommendations (including environmental, social and governance topics) on proxies to Barings as its research provider (the “Research Provider”). It is Barings’ Global Proxy Voting Policy to generally vote all client proxies for which it has proxy voting discretion in accordance with the recommendations of the Research Provider or with the Research Provider’s proxy voting guidelines (“Guidelines”), in absence of a recommendation. In circumstances where the Research Provider has not provided a recommendation or has not contemplated an issue within its Guidelines, the proxy will be analyzed on a case-by-case basis.
Barings recognizes that there are times when it is in the best interest of clients to vote proxies (i) against the Research Provider’s recommendations or (ii) in instances where the Research Provider has not provided a recommendation vote against the Guidelines. Barings can vote, in whole or in part, against the Research Provider’s recommendations or Guidelines, as it deems appropriate. The procedures set forth in the Global Proxy Voting Policy are designed to ensure that votes against the Research Provider’s recommendations or Guidelines are made in the best interests of clients and are not the result of any material conflict of interest (“Material Conflict”). For purposes of the Global Proxy Voting Policy, a Material Conflict is defined as any position, relationship or interest, financial or otherwise, of Barings or a Barings associate that could reasonably be expected to affect the independence or judgment concerning proxy voting.
Summary of Barings’ Proxy Voting Procedures:
Typically, Barings will vote all client proxies for which it has proxy voting discretion, where no Material Conflict exists, in accordance with the Research Provider’s recommendations or Guidelines, unless (i) Barings is unable or determines not to vote a proxy in accordance with the Global Proxy Voting Policy or (ii) an authorized investment person or designee (a “Proxy Analyst”) determines that it is in the client’s best interests to vote against the Research Provider’s recommendations or Guidelines. In such cases where a Proxy Analyst believes a proxy should be voted against the Research Provider’s recommendations or Guidelines, the Proxy Team will vote the proxy in accordance with the Proxy Analyst’s recommendation as long as (i) no other Proxy Analyst disagrees with such recommendation; and (ii) no known Material Conflict is identified by the Proxy Analyst(s) or the Proxy Team. If a Material Conflict is identified by a Proxy Analyst or the Proxy Team, the proxy will be submitted to the Governance and Conflicts Committee to determine how the proxy is to be voted in order to achieve that client’s best interests.
No associate, officer, director or board of managers/directors of Barings or its affiliates (other than those assigned such responsibilities under the Global Proxy Voting Policy) can influence how Barings votes client proxies, unless such person has been requested to provide assistance by a Proxy Analyst or Governance and Conflicts Committee member and has disclosed any known Material Conflict. Pre-vote communications with proxy solicitors are prohibited. In the event that pre-vote communications occur, it should be reported to the Governance and Conflicts Committee, the relevant Head of Compliance and/or General Counsel prior to voting. Any questions or concerns regarding proxy-solicitor arrangements should be addressed to the relevant Head of Compliance and/or General Counsel, or the respective designees.
Investment management agreements generally delegate the authority to vote proxies to Barings in accordance with Barings’ Global Proxy Voting Policy. In the event an investment management agreement is silent on proxy voting, Barings should obtain written instructions from the client as to their voting preference. However, except for those jurisdictions where written explicit delegation is required such as Hong Kong, Taiwan and South Korea, when the client does not provide written instructions as to their voting preferences, Barings will assume proxy voting responsibilities. In the event that a client makes a written request regarding voting, Barings will vote as instructed.
Obtaining a Copy of the Proxy Voting Policy
Clients can obtain a copy of Barings’ Proxy Voting Policy and information about how Barings voted proxies related to their securities, free of charge, on the Barings website: https://www.barings.com/globalassets/2-assets/content/global-investment-policies/barings-global-proxy-voting-policy.pdf, by contacting the Chief Compliance Officer, Barings LLC, 300 South Tryon, Charlotte, NC 28202, or calling toll-free, 1-877-766-0014.
ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The following disclosure item is made as of the date of this Form N-CSR unless otherwise indicated.

PORTFOLIO MANAGER. Christina Emery serves as the President of the Registrant (since January 2020) and as one of its Portfolio Managers. Ms. Emery began her service to the Registrant in 2017 as a Vice President. With over 20 years of industry experience, Ms. Emery is a senior member of Barings’ Global Private Finance Group. She is a Portfolio Manager responsible for the construction and portfolio management for a number of North American Private Finance vehicles and accounts. Ms. Emery has worked in the industry since 2002. Prior to joining the firm in 2005, she held a position in investment banking at Legg Mason and had various operations roles at Abbott Laboratories. She holds a B.S. from the University of Virginia and an M.B.A. from the Darden Graduate School of Business Administration at the University of Virginia. Ms. Emery also serves as President of Barings Corporate Investors, another closed-end management investment company advised by Barings.

PORTFOLIO MANAGEMENT TEAM. Ms. Emery has primary responsibility for overseeing the investments of the Registrant’s portfolio, with the day-to-day investment management responsibility of the Registrant’s portfolio being shared with the following Barings’ investment professional (together with the Portfolio Manager, the “Portfolio Team”).

Sean Feeley is responsible for the day-to-day management of the Registrant’s public high yield and investment grade fixed income portfolio. Mr. Feeley has been a Vice President of the Registrant since 2011. He is a portfolio manager for Barings’ U.S. High Yield Investment Group. He is also a member of the firm’s U.S. High Yield Investment Committee and the Global High Yield Allocation Committee. Mr. Feeley is responsible for the portfolio management of various high yield bond total return strategies. Mr. Feeley has worked in the industry since 1996 and his experience has encompassed the credit market across a variety of industries. Prior to joining Barings in 2003, he worked at Cigna Investment Management in project finance and at Credit Suisse, where he worked in the leveraged finance group. Mr. Feeley holds a B.S. in Accounting from Canisius College (magna cum laude) and an M.B.A. from Cornell University. He is a Certified Public Accountant (inactive) and member of the CFA Institute. Mr. Feeley also serves as Vice President of Barings Corporate Investors and President of Barings Global Short Duration High Yield Fund, both closed-end management investment companies advised by Barings.

Joseph Evanchick is Head of the Middle Market CLO platform at Barings, where he is responsible for managing private credit assets for the Global Private Finance Group. Prior to establishing the middle market CLO platform, he was active in raising investor capital for Barings' mezzanine and private equity funds as well as infrastructure debt and private placements. Mr. Evanchick has worked in the industry since 1992. Prior to joining the firm in 2012, he was a Managing Director at ICP Capital. Previously, Mr. Evanchick was a Senior Managing Director at Bear Stearns, where he worked as a structured finance banker. He received a B.S. from Edinboro University of Pennsylvania and an M.B.A. from Pennsylvania State University. Mr. Evanchick also serves as Vice President of Barings Corporate Investors, another closed-end management investment companies advised by Barings.

Potential investments are selected for the Registrant by the Portfolio Team from a universe of investment opportunities approved by the North American Private Finance Investment Committee (the "Investment Committee") of Barings' Global Private Finance Group ("GPFG"). The Investment Committee, which is responsible for the Registrant's investment origination and portfolio monitoring activities for middle-market companies in North America, consist of seven members: Bryan High, Head of GPFG; Stuart Mathieson, Head of Europe and Asia-Pacific Private Credit and Capital Solutions; Terry Harris, Head of Portfolio Management for GPFG; Tyler Gately, Head of North American Private Credit; Matthew Freund, Managing Director; Brianne Ptacek, Managing Director; and Bob Shettle, Managing Director.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO TEAM. The members of the Registrant's Portfolio Team also have primary responsibility for the day-to-day management of other Barings advisory accounts, including, among others, closed-end and open-end investment companies, private investment funds, MassMutual-affiliated accounts, as well as separate accounts for institutional clients. These advisory accounts are identified below.

Portfolio Team	Account Category	Total Number of Accounts	Approximate Total Asset Size[1,2]	Numbers of Accounts with Performance-Based Advisory Fee	Approximate Asset Size of Performance-Based Advisory Fee Accounts[1,2]
Christina Emery	Registered Investment Companies	1	$399	0	$—
	Other Pooled Investment Vehicles	32	$1,859	0	$—
	Other Accounts	20	$5,163	0	$—

Sean Feely	Registered Investment Companies	8	$1,957	0	$—
	Other Pooled Investment Vehicles	5	$4,735	0	$—
	Other Accounts	18	$4,646	0	$—

Joseph Evanchick	Registered Investment Companies	1	$399	0	$—
	Other Pooled Investment Vehicles	41	$4,303	0	$—
	Other Accounts	8	$1,819	0	$—
1    Account assets have been calculated as of December 31, 2024.
2    Account size in millions.

MATERIAL CONFLICTS OF INTEREST. The potential for material conflicts of interest may exist as the members of the Portfolio Management Team have responsibilities for the day-to-day management of multiple advisory accounts. These conflicts may be heightened to the extent the individual, Barings and/or an affiliate has an investment in one or more of such accounts. Barings has identified (and summarized below) areas where material conflicts of interest are most likely to arise, and has adopted policies and procedures that it believes are reasonable to address such conflicts.

Transactions with Affiliates: From time to time, Barings or its affiliates, including MassMutual and its affiliates acts as principal, buys securities or other investments for itself from or sells securities or other investments it owns to its advisory clients. Likewise, Barings can either directly or on behalf of MassMutual, purchase and/or hold securities or other investments that are subsequently sold or transferred to advisory clients. Barings has a conflict of interest in connection with a transaction where it or an affiliate is acting as principal since it has an incentive to favor itself or its affiliates over its advisory clients in connection with the transaction. To address the conflicts of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy,

which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Cross Trades: For some of its advisory clients, Barings can effect cross-trades whereby one advisory client buys securities or other investments from or sells securities or other investments to another advisory client. Barings can also effect cross-trades involving advisory accounts or funds in which it or its affiliates, including MassMutual, and their respective employees, have an ownership interest or for which Barings is entitled to earn a performance fee. When Barings effects cross-trades there is an inherent conflict of interest since Barings has an incentive to favor the advisory client or fund in which it or its affiliate has an ownership or economic interest and/or is entitled to a performance fee. In order to address this conflict of interest, cross trades involving advisory client accounts are required to comply with Barings Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any affiliated transaction is consistent with all applicable regulatory requirements governing such transactions and with Barings’ fiduciary obligations to the clients involved in any such transactions.

Loan Origination Transactions: While Barings or its affiliates generally do not act as an underwriter or member of a syndicate in connection with a securities offering, Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) can act as an underwriter, originator, agent, or member of a syndicate in connection with the origination of senior secured loans or other lending arrangements with borrowers, where such loans are purchased by Barings advisory clients during or after the original syndication. Barings advisory clients purchase such loans directly from Barings or its affiliates (or an unaffiliated entity in which Barings or its affiliates have an ownership interest) or from other members of the lending syndicate. In connection with such loan originations, Barings or its affiliates, either directly or indirectly, receive underwriting, origination, or agent fees. As a result, Barings has a conflict of interest in connection with such loan origination transactions since it has an incentive to base its investment recommendation to its advisory clients on the amount of compensation, underwriting, origination or agent fees it would receive rather than on its advisory clients’ best interests. To address the conflict of interest, Barings has adopted a Global Principal Transactions, Cross Trades and Other Affiliated Transactions Policy, which ensures any such transaction is consistent with Barings’ fiduciary obligations to act in the best interests of its clients, including its ability to obtain best execution in connection with the transaction, and is in compliance with applicable legal and regulatory requirements.

Investments by Advisory Clients: Barings has the ability to invest client assets in securities or other investments that are also held by (i) Barings or its affiliates, including MassMutual, (ii) other Barings advisory accounts, (iii) funds or accounts in which Barings or its affiliates or their respective employees have an ownership or economic interest or (iv) employees of Barings or its affiliates. Barings also has the ability, on behalf of its advisory clients, to invest in the same or different securities or instruments of issuers in which (a) Barings or its affiliates, including MassMutual, (b) other Barings advisory accounts, (c) funds or accounts in which Barings, its affiliates, or their respective employees have an ownership or economic interest or (d) employees of Barings or its affiliates, have an ownership interest as a holder of the debt, equity or other instruments of the issuer. Barings has a conflict of interest in connection with any such transaction since investments by its advisory clients can directly or indirectly benefit Barings and/or its affiliates and employees by potentially increasing the value of the securities or instruments it holds in the issuer. Any investment by Barings on behalf of its advisory clients will be consistent with its fiduciary obligations to act in the best interests of its advisory clients, and otherwise be consistent with such clients’ investment objectives and restrictions.
Barings or its affiliates can recommend that clients invest in registered or unregistered investment companies, including private investment funds such as hedge funds, private equity funds or structured funds (i) advised by Barings or an affiliate, (ii) in which Barings, an affiliate or their respective employees has an ownership or economic interest or (iii) with respect to which Barings or an affiliate has an interest in the entity entitled to receive the fees paid by such funds. Barings has a conflict of interest in connection with any such recommendation since it has an incentive to base its recommendation to invest in such investment companies or private funds on the fees that Barings or its affiliates would earn as a result of the investment by its advisory clients in the investment companies or private funds. Any recommendation to invest in a Barings advised fund or other investment company will be consistent with Barings’ fiduciary obligations to act in the best interests of its advisory clients, consistent with such clients’ investment objectives and restrictions. In certain limited circumstances, Barings offers to clients that invest in private investment funds that it advises an equity interest in entities that receive advisory fees and carried profits interest from such funds.

Employee Co-Investment: Barings permits certain of its portfolio managers and other eligible employees to invest in certain private investment funds advised by Barings or its affiliates and/or share in the performance fees received by Barings from such funds. If the portfolio manager or other eligible employee was responsible for both the portfolio management of the private fund and other Barings advisory accounts, such person would have a conflict of interest in connection with investment decisions since the person has an incentive to direct the best investment ideas, or to allocate trades, in favor of the fund in which he or she is invested or otherwise entitled to share in the performance fees received from such fund. To address the conflicts of interest, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result of the ownership or economic interests of Barings, its affiliates or employees, in such advisory account. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Management of Multiple Accounts: As noted above, Barings’ portfolio managers are often responsible for the day-to-day management of multiple accounts, including, among others, separate accounts for institutional clients, closed-end and open-end registered investment companies, and/or private investment funds (such as hedge funds, private equity funds and structured funds), as well as for proprietary accounts of Barings and its affiliates, including MassMutual and its affiliates. The potential for material conflicts of interest exists whenever a portfolio manager has responsibility for the day-to-day management of multiple advisory accounts. These conflicts are heightened to the extent a portfolio manager is responsible for managing a proprietary account for Barings or its affiliates or where the portfolio manager, Barings and/or an affiliate has an investment in one or more of such accounts or an interest in the performance of one or more of such accounts (e.g., through the receipt of a performance fee).

Investment Allocation: Such potential conflicts include those relating to allocation of investment opportunities. For example, it is possible that an investment opportunity is suitable for more than one account managed by Barings, but is not available in sufficient quantities for all accounts to participate fully. Similarly, there can be limited opportunity to sell an investment held by multiple accounts. A conflict arises where the portfolio manager has an incentive to treat an account preferentially because the account pays Barings or its affiliates a performance-based fee or the portfolio manager, Barings or an affiliate has an ownership or other economic interest in the account. As noted above, Barings also acts as an investment manager for certain of its affiliates, including MassMutual. These affiliate accounts sometimes co-invest jointly and concurrently with Barings’ other advisory clients and therefore share in the allocation of such investment opportunities. To address the conflicts of interest associated with the allocation of trading and investment opportunities, Barings has adopted a Global Investment Allocation Policy and trade allocation procedures that govern the allocation of portfolio transactions and investment opportunities across multiple advisory accounts, including affiliated accounts. In addition, as noted above, to address the conflicts, Barings has adopted a Global Side by Side Management and Other Conflicts Policy which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular advisory account as a result/ of the ownership or economic interests of Barings, its affiliates or employees, in such advisory accounts. Any investment by a Barings employee in one of its private funds is also governed by Barings’ Global Employee Co-Investment Policy, which ensures that any co-investment by a Barings employee is consistent with Barings’ Global Code of Ethics Policy, as summarized above.

Personal Securities Transactions; Short Sales: Potential material conflicts of interest also arise related to the knowledge and timing of an account’s trades, investment opportunities and broker or dealer selection. Barings and its portfolio managers have information about the size, timing and possible market impact of the trades of each account they manage. It is possible that portfolio managers could use this information for their personal advantage and/or to the advantage or disadvantage of various accounts which they manage. For example, a portfolio manager could cause a favored account to “front run” an account’s trade or sell short a security for an account immediately prior to another account’s sale of that security. To address these conflicts, Barings has adopted policies and procedures, including a Global Short Sale Policy, which ensures that the use of short sales by Barings is consistent with Barings’ fiduciary obligations to its clients, a Global Side by Side Management and Other Conflicts Policy, which requires, among other things, that Barings treat each of its advisory clients in a manner consistent with its fiduciary obligations and prohibits Barings from favoring any particular account as a result of the ownership or economic interest of Barings, its affiliates or employees and a Global Code of Ethics Policy, as summarized above.

Trade Errors: Potential material conflicts of interest also arise if a trade error occurs in a client account. A trade error is deemed to occur if there is a deviation by Barings from the applicable standard of care in connection with the placement, execution or settlement of a trade for an advisory account that results in (1) Barings purchasing assets not permitted or authorized by a client’s investment advisory agreement or otherwise failing to follow a client’s specific investment directives; (2) Barings purchasing or selling the wrong security or the wrong amount of securities on behalf of a client’s account; or (3) Barings purchasing or selling assets for, or allocating assets to, the wrong client account. When correcting these errors, conflicts of interest between Barings and its advisory accounts arise as decisions are made on whether to cancel, reverse or reallocate the erroneous trades. In order to address the conflicts, Barings has adopted a Global Client Account Errors Policy governing the resolution of trading errors, and will follow the Global Client Account Errors Policy in order to ensure that trade errors are handled promptly and appropriately and that any action taken to remedy an error places the interest of a client ahead of Barings’ interest.

Best Execution; Directed or Restricted Brokerage: With respect to securities and other transactions (including, but not limited to, derivatives transactions) for most of the accounts it manages, Barings determines which broker, dealer or other counterparty to use to execute each order, consistent with its fiduciary duty to seek best execution of the transaction. Barings manages certain accounts, however, for clients who limit its discretion with respect to the selection of counterparties or direct it to execute such client’s transactions through a particular counterparty. In these cases, trades for such an account in a particular security or other transaction can be placed separately from, rather than aggregated with, those in the same security or transaction for other accounts. Placing separate transaction orders for a security or transaction can temporarily affect the market price of the security or transaction or otherwise affect the execution of the transaction to the possible detriment of one or more of the other account(s) involved. Barings has adopted a Global Best Execution Policy and a Global Directed or Restricted Brokerage Policy.

As discussed above, Barings employees have the ability to trade in securities that are purchased, held and sold by or on behalf of Barings’ advisory clients, subject to a number of limitations. See above for a discussion of restrictions on employee personal securities transactions contained in Barings’ Global Code of Ethics.

Barings and its portfolio managers or employees have other actual or potential conflicts of interest in managing an advisory account, and the list above is not a complete description of every conflict of interest that could be deemed to exist.

COMPENSATION. Compensation packages at Barings are structured such that key professionals have a vested interest in the continuing success of the firm. Portfolio managers’ compensation is comprised of base salary and a discretionarily allocated incentive bonus, which includes a performance-driven annual bonus, and may include a deferred long-term incentive bonus and also may contain a performance fee award. As part of the firm’s continuing effort to monitor retention, Barings participates in annual compensation surveys of investment management firms to ensure that Barings’ compensation is competitive with industry norms.
Base Salary

The base salary component is generally positioned at mid-market. Increases are tied to market, individual performance evaluations and budget constraints.

Annual Bonus - Short Term Incentive (STI)

The annual bonus pool applies to all associates in the firm. Factors impacting the potential bonuses include but are not limited to: (i) investment performance of funds/accounts managed by a portfolio manager, (ii) financial performance of Barings, (iii) client satisfaction and (iv) living our values. STI is typically paid in February/March following the performance year for which the award is based.

Long-Term Incentives (LTI)

Barings’ long-term incentives are designed to share the long-term success of the firm and take the form of deferred cash awards, which may include an award that resembles phantom restricted stock; linking the value of the award to a formula including Barings’ overall earnings. A voluntary separation of service will generally result in a forfeiture of unvested LTI awards.

BENEFICIAL OWNERSHIP: As of December 31, 2024, members of the Portfolio Management Team, beneficially owned the following dollar range of equity securities in the Registrant:

Portfolio Management Team:         Dollar Range of Beneficially Owned* Equity Securities of the Registrant:

Christina Emery                 $0
Sean Feeley                 $0
Joseph Evanchick                $0
*Beneficial ownership has been determined in accordance with Rule 16(a)-1(a)(2) under the Securities Exchange Act of 1934, as amended. (Shares "beneficially owned" include the number of shares of the Registrant represented by the value of a Registrant-related investment option under Barings' non-qualified deferred compensation plan for certain officers of Barings (the "Plan"). The Plan has an investment option that derives its value from the market value of the Registrant's shares. However, neither the Plan nor the participant in the Plan has an actual ownership interest in the Registrant's shares.)
ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid Per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/24-07/31/24	0	0	0	0
Month #2 08/01/24-08/31/24	0	0	0	0
Month #3 09/01/24-09/30/24	0	0	0	0
Month #4 10/01/24-10/31/24	0	0	0	0
Month #5 11/01/24-11/30/24	0	0	0	0
Month #6 12/01/24-12/31/24	0	0	0	0
Total	0	0	0	0
ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There were no material changes to the procedures by which shareholder may send recommendations to the Board for nominees to the Registrant's Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this item.
ITEM 16. CONTROLS AND PROCEDURES.
(a) The principal executive officer and principal financial officer of the Registrant evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing date of this report and based on that evaluation have concluded that such disclosure controls and procedures are effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.
ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)    Not applicable.
(b)    Not applicable.
ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.
(a)    Not applicable for this filing.
(b)    Not applicable for this filing.
ITEM 19. EXHIBITS
(a)    (1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable.

(3) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

Attached hereto as EX-99.31.1

Attached hereto as EX-99.31.2

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(5) Change in the registrant’s independent public accountant.

Not applicable.

(b)    Certifications pursuant to Rule 30a-2(b) under the Act.

Attached hereto as EX-99.32
Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2025
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

(Registrant):	Barings Participation Investors

By:	/s/ Christina Emery
Christina Emery, President

Date:	March 11, 2025

By:	/s/ Christopher Hanscom
Christopher Hanscom, Chief Financial Officer

Date:	March 11, 2025